Exhibit 10.3

Monogram Biosciences, Inc.,

Issuer

U.S. Bank National Association,

as Trustee

INDENTURE

Dated as of January 12, 2007

0% Convertible Senior Unsecured Notes due 2026

CROSS-REFERENCE TABLE*

Provisions of Trust Indenture Act of 1939 and Indenture, dated as of January 12, 2007, between Monogram Biosciences, Inc. and U.S. Bank National Association, a national banking association organized and in good standing under the laws of the United States, as Trustee, providing for the 0% Convertible Senior Unsecured Notes due 2026:

Section of the Act	Section of Indenture
310(a)(1) and (2)	8.9
310(a)(3) and (4)	N.A.**
310(b)	8.8 and 8.10(b) and (d)
310(c)	N.A.
311(a)	8.13
311(b)	8.13
311(c)	N.A.
312(a)	6.1 and 6.2(a)
312(b)	6.2(b)
312(c)	6.2(c)
313(a)	6.3(a)
313(b)(1)	N.A.
313(b)(2)	6.3(a)
313(c)	6.3(a)
313(d)	6.3(b)
314(a)	6.4
314(b)	17.4
314(c)(1) and (2)	18.5
314(c)(3)	17.6.
314(d)	N.A.
314(e)	18.5
314(f)	N.A.
315(a), (c) and (d)	8.1
315(b)	7.8
315(e)	7.9
316(a)(1)	7.7
316(a)(2)	Not required
316(a) (last sentence)	9.4
316(b)	11.2

*	This Cross-Reference Table shall not, for any purpose, be deemed a part of this Indenture.
**	N.A. means Not Applicable.

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- ii -

- iii -

- iv -

- v -

- vi -

Section 17.11	Execution in Counterparts	103

Section 17.12	No Adverse Interpretation of Other Agreements	103

Section 17.13	Severability	103

EXHIBIT A        Form of 0% Convertible Senior Unsecured Note due 2026

EXHIBIT B        Form of Conversion Notice

EXHIBIT C        Form of Option to Elect Repayment Upon a Repurchase Date

EXHIBIT D        Form of Certificate of Transfer

EXHIBIT E        Form of Certificate of Exchange

EXHIBIT F        Form of Transfer Letter of Representations

- vii -

INDENTURE dated as of January 12, 2007 between Monogram Biosciences, Inc., a Delaware corporation (hereinafter sometimes called the “Company,” as more fully set forth in Section 1.1), and U.S. Bank National Association, a national banking association organized and in good standing under the laws of the United States, as trustee (hereinafter sometimes called the “Trustee”, as more fully set forth in Section 1.1).

W I T N E S S E T H:

WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 0% Convertible Senior Unsecured Notes due 2026 (hereinafter sometimes called the “Notes”), initially in an aggregate Principal Amount not to exceed Thirty Million United States Dollars ($30,000,000) and to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

WHEREAS, the Notes, the certificate of authentication to be borne by the Notes, a form of assignment, a form of option to elect repayment on a Repurchase Date (as defined herein), and a form of conversion notice and transfer to be borne by the Notes are to be substantially in the forms hereinafter provided for; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as provided in this Indenture, the valid, binding and legal obligations of the Company, and to make this Indenture a valid agreement of the Company according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below), as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions

144A Global Note: The term “144A Global Note” means the Global Note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the Outstanding Principal Amount of the Notes sold in reliance on Rule 144A.

Accreted Value: The term “Accreted Value” means, (a) from the Issue Date through the day immediately preceding the fifth anniversary thereof, the sum of (x) the Issue Price of each Note and (y) the portion of the excess of the Principal Amount of each Note over the Issue Price which shall have been amortized by the Company in accordance with GAAP through such date, such amount to be so amortized on a daily basis and compounded semi-annually on each June 30 and December 31 at the rate of 5.84% per annum from the Issue Date through the date of determination computed on the basis of a 360-day year of twelve 30-day months, and (b) from and after the fifth anniversary of the Issue Date, the Principal Amount.

Affiliate: The term “Affiliate” of any specified Person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Applicable Procedures: The term “Applicable Procedures” means, with respect to any transfer or exchange of beneficial ownership interests in a Global Note, the rules and procedures of the Depositary that are applicable to such transfer or exchange.

Automatic Conversion Period: The term “Automatic Conversion Period” means the time period beginning upon receipt of the Automatic Conversion Notice and ending on and including the Automatic Conversion Date.

Bloomberg: The term “Bloomberg” means Bloomberg Financial Markets.

Board of Directors: The term “Board of Directors” means the Board of Directors of the Company or a committee of such Board of Directors duly authorized to act for it hereunder (to the extent permitted by applicable law).

Board Resolution: The term “Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

Business Day: The term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the banking institutions in the City of New York or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close or be closed.

Close of business: The term “close of business” means 5 p.m. (New York City time) on any Business Day.

Commission: The term “Commission” means the Securities and Exchange Commission.

Common Stock: The term “Common Stock” means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, which is not subject to redemption by the Company and which entitles the holder thereof to vote generally for the election of directors, or in the event of a merger, consolidation or other similar transaction involving the Company that is otherwise permitted hereunder in which the Company is not the surviving corporation or in which the Common Stock of the Company is exchanged for securities of a direct or indirect parent Person, the common stock, common equity interests, ordinary shares or depositary shares or other certificates representing common equity interests of such surviving Person or its direct or indirect parent Person. Subject to the provisions of Section 15.6 and the proviso in the previous sentence, however, shares issuable on conversion of Notes shall include only shares of the class designated as common stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

Company: The term “Company” means Monogram Biosciences, Inc., a Delaware corporation, and subject to the provisions of Article XII, shall include its successors and assigns.

Contingent Obligation: The term “Contingent Obligation” means, as to any Person, any liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

Conversion Shares: The term “Conversion Shares” means all shares of Common Stock into which the Notes are convertible pursuant to Article XV of this Indenture.

Conversion Rate: The term “Conversion Rate” per share of Common Stock as of any day means the result obtained by dividing (i) $1,000 by (ii) the then applicable Conversion Price.

Corporate Trust Office: The term “Corporate Trust Office,” or other similar term, means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date as of which this Indenture is dated, located at 60 Livingston Avenue, St. Paul, Minnesota 55107, Attention: Corporate Trust Services.

Custodian: The term “Custodian” means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

Default: The term “default” means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

Definitive Note: The term “Definitive Note” means a certificated Note registered in the name of the holder thereof and issued in accordance with Section 2.5, substantially in the form of Exhibit A hereto except that such Note shall not bear the Global Note Legend and shall not have the “Schedule of Exchanges of Interests in the Global Note” attached thereto.

Designated Senior Debt: The term “Designated Senior Debt” shall mean (x) Indebtedness set forth in clause (a) of the definition of Senior Debt and (y) Indebtedness and other obligations outstanding from time to time pursuant to that Credit and Security Agreement dated as of September 27, 2006 by and among the Company and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc. as lender and agent (the “Merrill Indebtedness”), as such Indebtedness may be amended, modified or supplemented from time to time, including any deferrals, renewals, extensions, refinancings or refundings thereof; provided that no such amendment, modification or supplement shall (i) increase the principal amount of the Merrill Indebtedness and any other Facility Indebtedness to an aggregate amount in excess of $20,000,000.00; or (ii) directly prohibit or restrict the conversion of the Notes, or the payment of principal of, premium on or other amounts payable in respect of, the obligations under this Indenture or the Notes other than as set forth in this Indenture, or materially adversely affect the Noteholders’ remedies under this Indenture or the Notes in respect of conversion or any such payment. If any payment made to any holder of any Designated Senior Debt with respect to such Designated Senior Debt is rescinded or must otherwise be returned by such holder upon the insolvency, bankruptcy or reorganization of the Company or any Subsidiary or otherwise, the reinstated indebtedness of the Company or such subsidiary arising as a result of such rescission or return shall constitute Designated Senior Debt effective as of the date of such rescission or return.

Depositary: The term “Depositary” means, with respect to the Notes issuable or issued in whole or in part in global form, The Depository Trust Company, its nominees, and their respective successors.

Equity Conditions: The term “Equity Conditions” means that each of the following conditions is satisfied: (i) the Common Stock is designated for quotation on the Principal Market and shall not have been suspended from trading on such exchange or market and neither delisting nor suspension by such exchange or market shall have been threatened or pending either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements of such exchange or market; (ii) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating the provisions of this Indenture and the rules or regulations of the Principal Market, and (iii) (x) as it relates to Article III and the delivery of an Automatic Conversion Notice, either (A) the Registration Statement filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Registration Rights Agreement or (B) all shares of Common Stock issuable upon conversion of the Notes shall be eligible for resale by the holders without restriction and without the need for registration under any applicable federal or state securities laws; and (y) as it relates to the delivery of the Premium Make-Whole Shares, either (A) a registration statement filed under the Securities Act shall be effective and available for the resale of all such Premium Make-Whole Shares or (B) all such Premium Make-Whole Shares shall be eligible for resale by the holders without restriction and without the need for registration under any applicable federal or state securities laws.

Equity Interests: The term “Equity Interests” means capital stock or warrants, options or other rights to subscribe for, acquire or receive capital stock (but excluding any debt security which is convertible into, or exchangeable for, capital stock).

Event of Default: The term “Event of Default” means any event specified in Section 7.1, continued for the period of time, if any, and after the giving of notice, if any, therein designated.

Exchange Act: The term “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Exchange Act Filing Deadline: The term “Exchange Act Filing Deadline” means, in respect of periodic filings required to be made pursuant to the Exchange Act, the respective filing deadlines set forth therein.

Extension Fee: The term “Extension Fee” means, in respect of an election by the Company in respect of the occurrence of a Filing Failure during the term of this Indenture, a cash amount equal to: (i) for the first occurrence of a Filing Failure, $150,000; (ii) for the second occurrence of a Filing Failure, $100,000; (iii) for the third occurrence of a Filing Failure, $50,000; and (iv) for the fourth occurrence of a Filing Failure and for any additional Filing Failure thereafter, $150,000 for each such occurrence of a Filing Failure; provided however that the Company may elect to pay any Extension Fee in accordance with this clause (iv) only if the limit on the aggregate amount of Extension Fees, Share Delivery Damages and Liquidated Damages payable under the terms of this Indenture as set forth in Section 3(a) of the Pfizer Subordination Agreement has been increased in connection with the payment of such Extension Fee by an amount at least equal to the amount of such Extension Fee.

Extension Period: The term “Extension Period” means, in the event that the Company has paid an Extension Fee in accordance with the terms of Section 7.1 hereof, the period ending 180 days after the “Notice of Default” under Section 7.1(j) is given in respect of the applicable Filing Failure.

GAAP: The term “GAAP” means generally accepted accounting principles in the United States as in effect on the date of this Indenture, applied on a consistent basis.

Global Notes: The term “Global Notes” means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, issued in accordance with Section 2.2, 2.5(c)(iv) or 2.5(e)(ii).

Global Note Legend: The term “Global Note Legend” means the legend set forth in Section 2.5(h)(iii), which is required to be placed on all Global Notes issued under this Indenture.

IAI Global Note: The term “IAI Global Note” means the Global Note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee that shall be issued in a denomination equal to the Outstanding Principal Amount of the Notes held by Institutional Accredited Investors or Individual Accredited Investors.

Indebtedness: The term “Indebtedness” means, as to any Person, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, including (without limitation) “capital leases” in accordance with GAAP but excluding trade payables entered into in the ordinary course of business, (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

Indenture: The term “Indenture” means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

Individual Accredited Investor: The term “Individual Accredited Investor” means an individual “accredited investor” as defined in Rule 501(a) (5) or (6) of Regulation D under the Securities Act.

Indirect Participant: The term “Indirect Participant” means a Person who holds a beneficial interest in a Global Note through a Participant.

Issue Date: The term “Issue Date” means January 12, 2007.

Institutional Accredited Investor: The term “Institutional Accredited Investor” means an institutional “accredited investor” as such term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act or any entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2), (3), (5), (6) or (7) under the Securities Act.

Liquidated Damages: The term “Liquidated Damages” means all “Registration Delay Payments” then owing pursuant to Section 2(f) of the Registration Rights Agreement.

Note or Notes: The terms “Note” or “Notes” means any Note or Notes, as the case may be, authenticated and delivered under this Indenture.

Noteholder or holder: The terms “Noteholder” or “holder” as applied to any Note, or other similar terms (but excluding the term “beneficial holder”), means any Person in whose name at the time a particular Note is registered on the Note Register.

Officer’s Certificate: The term “Officer’s Certificate”, when used with respect to the Company, means a certificate signed by one of the President, the Chief Executive Officer, Chief Financial Officer, Executive or Senior Vice President or any Vice President, that is delivered to the Trustee. Each such certificate shall include the statements provided for in Section 17.5 if and to the extent required by the provisions of such Section.

Opinion of Counsel: The term “Opinion of Counsel” means an opinion in writing signed by legal counsel acceptable to the Company, who may be an employee of or counsel to the Company, which is delivered to the Trustee. Each such opinion shall include the statements provided for in Section 17.5 if and to the extent required by the provisions of such Section.

Outstanding: The term “Outstanding,” when used with reference to Notes, shall, subject to the provisions of Section 9.4, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

(a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(b) Notes, or portions thereof, for the payment, or redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that if such Notes are to be redeemed, as the case may be, prior to the maturity thereof, notice of such redemption shall have been given as provided in Section 3.2, or provision satisfactory to the Trustee shall have been made for giving such notice;

(c) Notes paid pursuant to Section 2.6 and Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.6 unless proof satisfactory to the Trustee is presented that any such Notes are held by bona fide holders in due course; and

(d) Notes converted into Common Stock pursuant to Article XV and Notes deemed not outstanding pursuant to Section 3.2.

Participant: The term “Participant” means, with respect to the Depositary, a Person who has an account with the Depositary.

Permitted Liens: The term “Permitted Liens” means (a) liens for taxes, fees and other governmental charges, either not delinquent or being contested in good faith by appropriate proceedings and for which the Company maintains adequate reserves as required by GAAP, (b) liens arising from judgments resulting from circumstances that do not constitute an Event of Default, (c) liens in favor of financial institutions in connection with the Company’s deposit accounts securing standard fees for deposit, lockbox and other services (but not borrowed money), (d) non-exclusive licenses granted to others in the ordinary course of business, (e) liens of materialmen, carriers, mechanics or similar liens arising in the ordinary course of business, (f) deposits in the ordinary course of business under worker’s compensation and other similar laws, (g) liens on cash collateral granted to secure performance bonds and similar assurances of performance entered into the ordinary course of business, but only to the extent such performance bonds or similar assurances secure obligations not past due, (h) easements, restrictions and irregularities in title and other similar charges or encumbrances affecting real property, (i) liens in favor of customs authorities arising as a matter of law, (j) liens created pursuant to that certain Collaboration Security Agreement, dated as of May 5, 2006, between the Company and Pfizer Inc., (k) leases or subleases granted to others that do not materially interfere with the ordinary course of business of the Company and its Subsidiaries, taken as a whole, (l) any option or other agreement to purchase any asset of the Company or any Subsidiary the purchase, sale or other disposition of which is not prohibited by any other provision of the Indenture, (m) liens encumbering customary initial deposits and margin deposits, and other liens that are either within the general parameters customary in the industry or incurred in the ordinary course of business, in each case, securing Indebtedness under hedging or similar agreements, (n) liens on property of, or on shares of stock or Indebtedness of, any corporation existing at the time such corporation becomes, or becomes a part of, any Subsidiary; provided that such liens do not extend to or cover any property or assets of the Company or any other Subsidiary other than the property or assets acquired and the proceeds and products thereof and were not incurred in anticipation of such Person becoming a Subsidiary, and (o) licenses granted in connection with collaboration or other strategic arrangements and exclusive licenses granted in connection with or to effect the sale of intellectual property; provided, in each case, that no lien shall be a Permitted Lien if the obligation it secures would be prohibited by the terms of this Indenture or the Notes, and further provided, in each case, that if such lien would be created or incurred in connection with an agreement whereby a Change of Control shall occur, such lien will only be a Permitted Lien if the provisions in this Indenture in respect of such Repurchase Event shall be complied with in all respects.

Person: The term “Person” means an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

Pfizer Subordination Agreement: The term “Pfizer Subordination Agreement” means that Subordination Agreement dated as of January 12, 2007 by and among the Trustee, the Company and Pfizer Inc., as the same may be amended, supplemented or otherwise modified from time to time.

Predecessor Note: The term “Predecessor Note” of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.6 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note that it replaces.

premium: The term “premium” means any premium payable under the terms of the Notes, including, without limitation, any Additional Shares, Premium Make-Whole Amount, and/or Extension Fee payable pursuant to Section 7.1.

Premium Make-Whole Amount: The term “Premium Make-Whole Amount” means, initially, $84.7526 per $1,000 Principal Amount of Notes (a) accelerated prior to the third anniversary of the Issue Date pursuant to Article VII, (b) purchased or repurchased by the Company prior to the third anniversary of the Issue Date upon the occurrence of a Repurchase Event pursuant to Article XVI or (c) converted during an Automatic Conversion Period, in each case with such amount to decrease every June 30 and December 31 beginning with June 30, 2007 by $14.1254 per $1,000 Principal Amount of Notes being so accelerated, purchased, repurchased or converted.

Private Placement Legend: The term “Private Placement Legend” means the legend set forth in Section 2.5(h)(i) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

Principal Amount: The term “Principal Amount” of a Note means the principal amount of such Note as set forth on the face of the Note.

Principal Market: The term “Principal Market” shall have the meaning assigned thereto in the Securities Purchase Agreement.

QIB: The term “QIB” means a “qualified institutional buyer” as defined in Rule 144A.

Registration Rights Agreement: The term “Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of January 11, 2007, between the Company and the Buyer (as defined therein), as such agreement may be amended from time to time.

Registration Statement: The term “Registration Statement” means the Registration Statement contemplated by the Registration Rights Agreement.

Representative: The term “Representative” means (a) the indenture trustee or other trustee, agent or representative for holders of Senior Debt or (b) with respect to any Senior Debt that does not have any trustee, agent or other representative, (i) in the case of such Senior Debt issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Debt, any holder or owner of such Senior Debt acting with the consent of the required persons necessary to bind such holders or owners of such Senior Debt and (ii) in the case of all other such Senior Debt, the holder or owner of such Senior Debt.

Responsible Officer: The term “Responsible Officer” means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

Restricted Definitive Note: The term “Restricted Definitive Note” means a Definitive Note bearing the Private Placement Legend.

Restricted Global Note: The term “Restricted Global Note” means a permanent Global Note substantially in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the “Schedule of Exchanges of Interests in the Global Note” attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, that bears the Private Placement Legend.

Rule 144: The term “Rule 144” means Rule 144 promulgated under the Securities Act.

Rule 144A: The term “Rule 144A” means Rule 144A promulgated under the Securities Act.

Securities Act: The term “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Securities Purchase Agreement: The term “Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of January 11, 2007, between the Company and the Buyer (as defined therein), as such agreement may be amended from time to time.

Senior Debt: The term “Senior Debt” means the principal of, premium, if any, interest on, including any interest accruing after the commencement of any bankruptcy or similar proceedings, whether or not a claim for post-petition interest is allowed as a claim in the proceeding, or termination payment with respect to or in connection with, and all fees, costs, expenses and other amounts accrued or due on or under, (a) the 3% Senior Secured Convertible Notes due May 19, 2010 issued by the Company pursuant to the Note Purchase Agreement dated May 5, 2006 between the Company and Pfizer, Inc. (the “Pfizer Indebtedness”); (b) the Merrill Indebtedness and any Indebtedness and other obligations in respect of any letters of credit, letters of credit facilities or hedging or similar agreements to the extent the principal amount of all Indebtedness outstanding under this clause (b) shall not exceed at any one time $20,000,000 in aggregate principal amount outstanding (collectively, the “Facility Indebtedness”), and (c) Indebtedness secured by equipment and that constitutes capital equipment financing for capital expenditures (including but not limited to Indebtedness secured by purchase money security interests or in the form of a lease) to the extent the amount of such financing incurred does not exceed the lesser of (i) $5,000,000 during 2007, $8,000,000 during 2008, $10,000,000 during 2009, and 125% of the preceding year’s figure during each year thereafter, with the unused portion of the immediately preceding year (without regard to carryovers from years preceding such immediately preceding year) being added to the amount described under this clause (c) and (ii) the greater of such other aggregate amount as may be set forth in the documents evidencing the Pfizer Indebtedness and the documents evidencing the Merrill Indebtedness, as each of the Indebtedness described in each clause above may be amended, modified or supplemented from time to time, including any deferrals, renewals, extensions, refinancings or refundings thereof.

Subsidiary: The term “Subsidiary” means a Person more than 50% of the outstanding voting stock or Equity Interests of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

Trading Day: The term “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

Transaction Documents: The term “Transaction Documents” means the Securities Purchase Agreement, the Registration Rights Agreement, the Pfizer Subordination Agreement, the Notes and the Indenture.

Trust Indenture Act: The term “Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture, except as provided in Sections 11.3 and 15.7; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term “Trust Indenture Act” means, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

Trustee: The term “Trustee” means U.S. Bank National Association and its successors and any entity resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

Unrestricted Global Note: The term “Unrestricted Global Note” means a permanent Global Note substantially in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the “Schedule of Exchanges of Interests in the Global Note” attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, that does not bear and is not required to bear the Private Placement Legend.

Unrestricted Definitive Note: The term “Unrestricted Definitive Note” means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

Section 1.2 Other Definitions

Term	Defined in Section
“Additional Securities”	15.6(d)
“Additional Shares”	15.13
“Agent Members”	2.2(b)
“Authentication Order”	2.1
“Automatic Conversion”	15.3
“Automatic Conversion Date”	15.3
“Automatic Conversion Equity Conditions Failure”	15.3
“Change of Control”	16.3(e)
“Closing Price”	15.6(i)(1)
“Company Notice”	16.2(a)
“Continuing Director”	16.3(c)
“Conversion Date”	15.2
“Conversion Limitation”	15.4(a)
“Conversion Notice”	15.2
“Conversion Price”	15.5
“Current Market Price”	15.6(i)(2)
“Deferred Amounts”	4.14
“Effective Date”	15.13
“Eligible Market”	16.3(f)
“Equity Conditions Failure”	3.1
“Exchange Act Reports”	2.3
“Expiration Time”	15.6(f)
“Facility Indebtedness”	1.1
“fair market value”	15.6(i)(3)
“Filing Failure”	7.1(j)
“Issue Price”	2.1
“Merrill Indebtedness”	1.1
“non-electing share”	15.7
“Note Payments”	4.2
“Note Register”	2.5(a)
“Note Registrar”	2.5(a)
“Notice of Default”	7.1(d)
“Payment Blockage Notice”	4.2
“Payment Blockage Period”	4.2
“Payment Default”	4.2
“Pfizer Indebtedness”	1.1
“Premium Make-Whole Shares”	15.3

Term	Defined in Section
“Proceeding”	4.3
“Purchased Shares”	15.6(f)
“record date”	2.3
“Record Date”	15.6(i)(4)
“Redemption Date”	3.1
“Redemption Notice”	3.2
“Redemption Price”	3.1
“Reference Period”	15.6(d)
“Repurchase Date”	16.1
“Repurchase Event”	16.3(d)
“Repurchase Event Conversion/Repurchase Period”	16.2(d)
“Repurchase Price”	16.1
“Required Holders”	3.1
“Restricted Securities”	2.5(h)(i)
“Share Delivery Damages”	15.2
“Statutory Exchange”	15.7
“Stock Price”	15.13
“Termination of Trading”	16.3(f)
“Trading Day”	15.6(i)(5)
“Trigger Event”	15.6(d)
“Vice President”	2.1
“Voting Stock”	16.3(e)

Section 1.3 Rules of Construction

All other terms used in this Indenture, which are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this Indenture. The words “herein,” “hereof,” “hereunder,” and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article I include the plural as well as the singular.

ARTICLE II

ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

Section 2.1 Designation, Amount and Issue of Notes

The Notes shall be designated as “0% Convertible Senior Unsecured Notes due 2026.” Notes not to exceed the aggregate Principal Amount of Thirty Million United States Dollars ($30,000,000) upon the execution of this Indenture, or (except pursuant to Sections 2.5, 2.6, 3.3,

15.2 and 16.2) from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes for original issue that may be validly issued under this Indenture upon the written order of the Company (the “Authentication Order”), signed by the Company’s (a) President, Chief Executive Officer, Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title, a “Vice President”) and (b) Chief Financial Officer, Treasurer or Assistant Treasurer or its Secretary or any Assistant Secretary, without any further action by the Company hereunder. The Authentication Order shall set forth the number of separate Note certificates, the Principal Amount of each of the Notes to be authenticated, the date on which the original issue of Notes is to be authenticated, the registered holder of each of the said Notes, and delivery instructions.

The Notes shall be issued at a price of $751.42 (the “Issue Price”) per $1,000 Principal Amount, for a total issue price of $22,542,578.11. There shall be no periodic payments of interest on the Notes. The calculation of the Accreted Value in the period during which each Note remains outstanding shall be on a semi-annual bond equivalent basis using a 360-day year composed of twelve 30-day months, and such accrual shall commence on the Issue Date of the Notes. In the event of the maturity, conversion, purchase by the Company at the option of a holder or redemption of a Note, Accreted Value, if any, shall cease to accrue on such Note, under the terms and subject to the conditions of this Indenture.

Section 2.2 Form of Notes

(a) Notes issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Note Legend thereon and the “Schedule of Exchanges of Interests in the Global Note” attached thereto), which is incorporated in and made a part of this Indenture. Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend thereon and without the “Schedule of Exchanges of Interests in the Global Note” attached thereto). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate Principal Amount of outstanding Notes from time to time endorsed thereon and that the aggregate Principal Amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect purchases, conversions and redemptions. Any endorsement of a Global Note to reflect the amount of any decrease or increase in the aggregate Principal Amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the holder thereof as required by Section 2.5.

The Trustee’s certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A.

Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage.

The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

(b) Members of, or Participants in, the Depositary (“Agent Members”) shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary or under any Global Note, and the Depositary (including, for this purpose, its nominee) may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (i) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (ii) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Note.

Section 2.3 Date and Denomination of Notes

The Notes shall be issuable in registered form without coupons in denominations of One Thousand United States Dollars ($1,000) Principal Amount and integral multiples thereof. Every Note shall be dated the date of its authentication.

Section 2.4 Execution of Notes

The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its President, its Chief Executive Officer, or any of its Vice Presidents, and attested by the manual or facsimile signature of its Chief Financial Officer, Treasurer or its Assistant Treasurer, or Secretary or any of its Assistant Secretaries (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 17.10), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder thereof is entitled to the benefits of this Indenture.

In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

Section 2.5 Exchange and Registration of Transfer of Notes; Restrictions on Transfer

(a) Note Register. The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 5.2 being herein sometimes collectively referred to as the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby appointed “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars in accordance with Section 5.2.

(b) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Definitive Notes if the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary. Upon the occurrence of such preceding event, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.6 and 2.7. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.5(b) or Section 2.6 or 2.7, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.5(b), however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.5(c) or (d).

(c) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Note Registrar to effect the transfers described in this Section 2.5(c)(i).

(ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.5(c)(i) above, the transferor of such beneficial interest must deliver to the Note Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Note Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the Principal Amount of the relevant Global Note(s) pursuant to Section 2.5(l).

(iii) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.5(c)(ii) above and the Note Registrar receives the following:

(A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit D hereto, including the certifications in item (1) thereof; and

(B) if the transferee will take delivery in the form of a beneficial interest in the IAI Global Note, then the transferor must deliver a certificate in the form of Exhibit D hereto, including the certifications and certificates and Opinion of Counsel required by item (2) thereof, if applicable.

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(iv) Transfer of Beneficial Interests in a Restricted Global Note for Beneficial Interests in the Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the transfer complies with the requirements of Section 2.5(c)(ii) above and

(A) such transfer is effected pursuant to a registration statement filed in accordance with the Registration Rights Agreement; or

(B) the Note Registrar receives the following:

(1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit E hereto, including the certifications in item (1)(a) thereof; or

(2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit D hereto, including one of the certifications in item (3) thereof;

and, in each such case set forth in this subparagraph (B), unless the Note Registrar shall not require (based on a request of the Company) or unless the Applicable Procedures shall not require, an Opinion of Counsel in form reasonably acceptable to the Note Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

If any such transfer is effected pursuant to subparagraph (B) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.1, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate Principal Amount equal to the aggregate Principal Amount of beneficial interests transferred pursuant to subparagraph (B) above.

Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

(d) Transfer or Exchange of Beneficial Interests for Definitive Notes.

(i) Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Note Registrar of the following documentation:

(A) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit E hereto, including the certifications in item (2)(a) thereof;

(B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (1) thereof;

(C) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (2)(a) thereof;

(D) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) and (C) above, a certificate to the effect set forth in Exhibit D hereto, including the certifications, certificates and Opinion of Counsel required by item (2) thereof, if applicable;

(E) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (2)(b) thereof; or

(F) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (2)(c) thereof;

the Trustee shall cause the aggregate Principal Amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.5(l), and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate Principal Amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.5(d) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Note Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.5(d)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

(ii) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

(A) such transfer is effected pursuant to a registration statement filed in accordance with the Registration Rights Agreement; or

(B) the Note Registrar receives the following:

(1) if the holder of such beneficial interest in a Restricted Global Notes proposes to exchange such beneficial interest for an Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit E hereto, including the certifications in item (1)(b) thereof; or

(2) if the holder of such beneficial interest in a Restricted Global Notes proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (3) thereof;

and, in each such case set forth in this subparagraph (B), unless the Note Registrar shall not require (based on a request of the Company) or if the Applicable Procedures shall not require, an Opinion of Counsel in form reasonably acceptable to the Note Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(iii) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for an Unrestricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.5(c)(ii), the Trustee shall cause the aggregate Principal Amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.5(l), and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions an Unrestricted Definitive Note in the appropriate Principal Amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.5(d)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Note Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Unrestricted Definitive Notes to the Persons in whose names such Notes are so registered. Any Unrestricted Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.5(d)(iii) shall not bear the Private Placement Legend.

(e) Transfer and Exchange of Definitive Notes for Beneficial Interests.

(i) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Note Registrar of the following documentation:

(A) if the holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such holder in the form of Exhibit E hereto, including the certifications in item (2)(b) thereof;

(B) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (1) thereof;

(C) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (2)(a) thereof;

(D) if such Restricted Definitive Note is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) and (C) above, a certificate to the effect set forth in Exhibit D hereto, including the certifications, certificates and Opinion of Counsel required by item (2) thereof, if applicable;

(E) if such Restricted Definitive Note is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (2)(b) thereof; or

(F) if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (2)(c) thereof;

the Trustee shall cancel the Restricted Definitive Note, increase or cause to be increased the aggregate Principal Amount of, in the case of clause (A) above, the appropriate Restricted Global Note, in the case of clause (B) above, the 144A Global Note, and in all other cases, the IAI Global Note.

(ii) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

(A) such transfer is effected pursuant to a registration statement filed in accordance with the Registration Rights Agreement; or

(B) the Note Registrar receives the following:

(1) if the holder of such Restricted Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such holder in the form of Exhibit E hereto, including the certifications in item (1)(c) thereof; or

(2) if the holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (3) thereof;

and, in each such case set forth in this subparagraph (B), unless the Note Registrar shall not require (based on a request of the Company) or if the Applicable Procedures shall not require, an Opinion of Counsel in form reasonably acceptable to the Note Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.5(e)(ii), the Trustee shall cancel the Restricted Definitive Notes and increase or cause to be increased the aggregate Principal Amount of the Unrestricted Global Note.

(iii) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Unrestricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate Principal Amount of one of the Unrestricted Global Notes.

If any such exchange or transfer from an Unrestricted Definitive Note to a beneficial interest is effected pursuant to subparagraphs (ii)(A), (ii)(B) or (iii) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.1, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate Principal Amount equal to the Principal Amount of Unrestricted Definitive Notes so transferred.

(f) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a holder of Definitive Notes and such holder’s compliance with the provisions of this Section 2.5(f), the Note Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting holder shall present or surrender to the Note Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Note Registrar duly executed by such holder or by its attorney, duly authorized in writing. In addition, the requesting holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.5(f).

(i) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Note Registrar receives the following:

(A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit D hereto, including the certifications in item (1) thereof; and

(B) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit D hereto, including the certifications, certificates and Opinion of Counsel required by item (2) thereof, if applicable.

(ii) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

(A) any such transfer is effected pursuant to a registration statement filed in accordance with the Registration Rights Agreement; or

(B) the Note Registrar receives the following:

(1) if the holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit E hereto, including the certifications in item (1)(d) thereof; or

(2) if the holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (3) thereof;

and, in each such case set forth in this subparagraph (B), unless the Note Registrar shall not require (based on a request of the Company) or if the Applicable Procedures shall not require, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(iii) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Note Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the holder thereof.

(g) General Provisions Relating to Transfers and Exchanges.

Upon surrender for registration of transfer of any Note to the Note Registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.5, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate Principal Amount and bearing such restrictive legends as may be required by this Indenture.

No service charge shall be charged to the Noteholder for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax, assessments or other governmental charges that may be imposed in connection therewith.

None of the Company, the Trustee, the Note Registrar or any co-registrar shall be required to exchange or register a transfer of (a) any Notes for a period of fifteen (15) days next preceding the sending of the notice of redemption or (b) any Notes called for redemption or, if a portion of any Note is selected or called for redemption, such portion thereof selected or called for redemption or (c) any Notes surrendered for conversion or, if a portion of any Note is surrendered for conversion, such portion thereof surrendered for conversion or (d) any Notes, or a portion of any Note, surrendered for repurchase (and not withdrawn) in connection with a Repurchase Event or (e) any Notes, or a portion of any Note, tendered for repurchase (and not withdrawn) pursuant to Section 16.1.

All Notes issued upon any transfer or exchange of Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

Prior to due presentment for the registration of a transfer of any Note, the Trustee, any agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any agent or the Company shall be affected by notice to the contrary.

The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.1.

(h) Legends.

(i) Private Placement Legend on the Notes. Every Note that bears or is required under this Section 2.5(h)(i) to bear the legend set forth in this Section 2.5(h)(i) (together with any Common Stock issued upon conversion of the Notes and required to bear the legend set forth in Section 2.5(h)(ii), collectively, the “Restricted Securities”) shall be subject to the restrictions on transfer set forth in this Section 2.5(h)(i) (including the legend set forth below), unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such holder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Sections 2.5(h)(i) and 2.5(h)(ii), the term “transfer” encompasses any sale, transfer or other disposition (excluding any pledge unless or until any foreclosure on such pledge) whatsoever of any Restricted Security.

Subject to Section 4(q) of the Securities Purchase Agreement, until two (2) years after the original issuance date of any Note, any certificate evidencing such Note (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof which shall bear the legend set forth in Section 2.5(h)(ii), if applicable) shall bear a legend in substantially the following form (unless such Note has been transferred pursuant to a registration statement that has been declared effective under the Securities Act, or the Note has been transferred pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or unless otherwise agreed by the Company in writing, with notice thereof to the Trustee):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THIS SECURITY.

The Company may, but is not obligated to, instruct the Trustee to place the following legend on any Note held by or transferred to an “affiliate” (as defined in Rule 501(b) of Regulation D under the Securities Act):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE HELD BY A PERSON WHO MAY BE DEEMED TO BE AN AFFILIATE OF THE ISSUER FOR PURPOSES OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY BE SOLD ONLY IN COMPLIANCE WITH RULE 144 OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

Any Note (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of such Note for exchange to the Note Registrar in accordance with the provisions of this Section 2.5, be exchanged for a new Note or Notes, of like tenor and aggregate Principal Amount, which shall not bear the restrictive legend required by this Section 2.5(h)(i).

(ii) Private Placement Legend on Stock Certificate. Until two (2) years after the original issuance date of any Note, any stock certificate representing Common Stock issued upon conversion of such Note shall bear a legend in substantially the following form (unless such Common Stock has been transferred pursuant to a registration statement that has been declared effective under the Securities Act or the Notes from which such Common Stock was converted were transferred pursuant to a registration statement that has been declared effective under the Securities Act and which was effective at the time of such transfer, or the Common Stock has been transferred pursuant to an exemption from registration provided by Rule 144 under the Securities Act, or unless otherwise agreed by the Company in writing with written notice thereof to the Trustee and any transfer agent for the Common Stock):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

The Company may, but is not obligated to, instruct the transfer agent for the Company’s Common Stock to place the following legend on any certificate evidencing shares of Common Stock held by or transferred to an “affiliate” (as defined in Rule 501(b) of Regulation D under the Securities Act) of the Company:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE HELD BY A PERSON WHO MAY BE DEEMED TO BE AN AFFILIATE OF THE ISSUER FOR PURPOSES OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY BE SOLD ONLY IN COMPLIANCE WITH RULE 144 OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.5(h)(ii).

(iii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.6 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.5(b) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.8 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

(i) Resale of Notes Purchased by the Company or an Affiliate. Any Note or Common Stock issued upon the conversion or exchange of a Note that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor rule), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Notes or Common Stock, as the case may be, no longer being “restricted securities” (as defined under Rule 144).

(j) Changes in Law. Notwithstanding any provision of Section 2.5 to the contrary, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), from and after receipt by the Trustee of the Officer’s Certificate and Opinion of Counsel provided for in this Section 2.5(j), (i) each reference in Section 2.5(h)(i) to “two (2) years” shall be deemed for all purposes hereof to be references to such changed period, (ii) each reference in Section 2.5(h)(ii) to “two (2) years” shall be deemed for all purposes hereof to be references to such changed period and (iii) all corresponding references in the Notes shall be deemed for all purposes hereof to be references to such changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws. As soon as practicable after the Company has knowledge of the effectiveness of any such amendment to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), unless such changes would otherwise be prohibited by, or would otherwise cause a violation of, the then-applicable securities law, the Company shall provide to the Trustee an Officer’s Certificate and Opinion of Counsel informing the Trustee of the effectiveness of such amendment and the effectiveness of the foregoing changes to Sections 2.5(h)(i) and 2.5(h)(ii) and the Notes. The provisions of this Section 2.5(j) will not be effective until such time as the Opinion of Counsel and Officer’s Certificate have been received by the Trustee hereunder. This Section 2.5(j) shall apply to successive amendments to Rule 144(k) (or any successor rule) changing the holding period thereunder.

(k) Limitation on Trustee’s Duties. The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(l) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.8. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the Principal Amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

Section 2.6 Mutilated, Destroyed, Lost or Stolen Notes

In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their reasonable satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may reasonably require. Upon the issuance of any substituted Note, the Company may require the payment by the holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Once any substitute Note has been issued pursuant to this Section 2.6, the original Note being replaced by such substitute Note shall automatically be deemed canceled. In case any Note which has matured or is about to mature or has been called for redemption or is about to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as will be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence reasonably satisfactory to the Company, the Trustee and, if applicable, any paying agent or conversion agent of the destruction, loss or theft of such Note and of the ownership thereof.

Every substitute Note issued pursuant to the provisions of this Section 2.6 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

Section 2.7 Temporary Notes

Pending the preparation of definitive Notes, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Global Notes or the Definitive Notes, as the case may be, but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Definitive Notes or Global Notes. Without unreasonable delay the Company will execute and deliver to the Trustee or such authenticating agent Definitive Notes and Global Notes and thereupon any or all temporary Notes may be surrendered in exchange for the applicable replacement Note, at each office or agency maintained by the Company pursuant to Section 5.2 and the Trustee or such authenticating agent shall authenticate and deliver in exchange for such temporary Notes an equal aggregate Principal Amount of Definitive Notes or Global Notes, as the case may be. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Definitive Notes or Global Notes, as the case may be, authenticated and delivered hereunder.

Section 2.8 Cancellation of Notes Paid, Etc.

All Notes surrendered for the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer, shall, if surrendered to the Company or any paying agent or any Note Registrar or any conversion agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. Upon written instructions of the Company, the Trustee shall dispose of canceled Notes in accordance with its customary procedures. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

Section 2.9 CUSIP Numbers

The Company in issuing the Notes shall use “CUSIP” numbers and the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the “CUSIP” numbers.

Section 2.10 Calculation of Original Issue Discount

The Company agrees, and each holder and any beneficial holder of a Note by its purchase thereof shall be deemed to agree, to treat (in the absence of an administrative determination or judicial ruling to the contrary), for United States federal income tax purposes, the Notes as debt instruments that are subject to Section 1.1275-4(b) of the Treasury Regulations. The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on the Notes as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

ARTICLE III

OPTIONAL REDEMPTION OF NOTES

Section 3.1 Redemption Price

Prior to December 31, 2009, the Securities are not redeemable. On any Business Day from and after December 31, 2009, the Company may, at its option, redeem all or any part of the Notes, upon notice as set forth in Section 3.2, and the Company shall pay each holder of Notes redeemed a redemption price equal to the Accreted Value of such Notes, plus Liquidated Damages, if any, accrued thereon, to, but excluding, the date of redemption (the “Redemption Price”); provided that if the Current Market Price of the Common Stock as of the date of the

Redemption Notice is greater than or equal to the Conversion Price as of such date, then the Equity Conditions shall be satisfied as of the date of the Redemption Notice. Notwithstanding anything herein to the contrary, if at any time following the date of the Redemption Notice and prior to the date of such redemption (the “Redemption Date”) with respect to a Redemption Notice (as defined below) (a) the Current Market Price of the Common Stock as of such date is greater than or equal to the Conversion Price as of such date and (b) the Equity Conditions are not satisfied for the period from the date of delivery of the Redemption Notice to and including the Redemption Date (an “Equity Conditions Failure”), the Company shall provide a notice to the Trustee and each holder of Notes of such Equity Conditions Failure and, unless waived by holders of not less than a majority in Principal Amount of the Notes then Outstanding (the “Required Holders”), the Company shall be required to withdraw the Redemption Notice.

Section 3.2 Notice of Redemption; Selection of Notes

In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes pursuant to Section 3.1, it shall fix a Redemption Date, and it, or at its request (which must be received together with the form of notice described below (the “Redemption Notice”) by the Trustee at least ten (10) Business Days prior to the date the Trustee is requested to give notice as described below unless a shorter period is agreed to by the Trustee), the Trustee in the name of and at the expense of the Company, shall send or cause to be sent the Redemption Notice at least thirty (30) and not more than sixty (60) days prior to the Redemption Date to the holders of Notes so to be redeemed as a whole or in part at their last addresses as the same appear on the Note Register (provided that if the Company shall give a Redemption Notice, it shall also give a Redemption Notice, and notice of the aggregate amount of Notes to be redeemed, to the Trustee). Subject to Section 3.1 hereof, such Redemption Notice shall be irrevocable. The Redemption Notice, if sent in the manner herein provided shall be deemed given upon the holder’s actual receipt of such Redemption Notice. Concurrently with the mailing of any such Redemption Notice (or any withdrawal of such Redemption Notice or notice of an Equity Conditions Failure), the Company shall issue a press release announcing such redemption, the form and content of which press release shall be determined by the Company in good faith, but in its sole discretion, and in accordance with applicable securities laws.

Each such Redemption Notice shall specify the aggregate Principal Amount and Accreted Value of Notes to be redeemed, the “CUSIP” number or numbers of such Notes, the Redemption Date, the redemption price at which Notes are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Notes and that the Redemption Price will be paid as specified in said notice. Such Redemption Notice shall also state the current Conversion Price and the date on which the right to convert such Notes or portions thereof into Common Stock will expire, which shall be the close of business on the Business Day immediately preceding the Redemption Date. If fewer than all the Notes are to be redeemed, the Redemption Notice shall identify the Notes to be redeemed. In case any Note is to be redeemed in part only, the Redemption Notice shall state the portion of the Principal Amount and Accreted Value thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note or Notes in Principal Amount (and Accreted Value) equal to the unredeemed portion thereof will be issued.

On or prior to the Redemption Date specified in the Redemption Notice given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 5.4) an amount of money sufficient to redeem on the redemption date all the Notes (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the Redemption Price; provided that if such payment is made on the Redemption Date it must be received by the Trustee or paying agent, as the case may be, by 1:00 p.m., New York City time, on such date. If any Note called for redemption is converted pursuant hereto, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Note shall be paid to the Company upon its request, or, if then held by the Company shall be discharged from such trust.

If fewer than all the Notes are to be redeemed, the Company will give the Trustee written notice in the form of an Officer’s Certificate not fewer than forty-five (45) days (or such shorter period of time as may be acceptable to the Trustee) prior to the Redemption Date as to the aggregate Principal Amount (and Accreted Value) of Notes to be redeemed, and the Company, or at its request, the Trustee in the name of and at the expense of the Company, shall give the holders at least twenty (20) days’ notice in advance of the date fixed for redemption as to the aggregate Principal Amount of Notes to be redeemed. If fewer than all the Notes are to be redeemed, the Trustee, subject to any applicable rules of the Depositary, shall select the Notes or portions thereof to be redeemed (in Principal Amounts of One Thousand United States Dollars ($1,000) or integral multiples thereof), solely on a pro rata basis. If any Note selected for partial redemption is converted in part after such selection, the converted portion of such Note shall be deemed (so far as is possible) to be the portion to be selected for redemption. The Notes (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Note is converted as a whole or in part before the sending of the Redemption Notice.

Upon any redemption of less than all Notes, the Company and the Trustee may (but need not) treat as outstanding any Notes surrendered for conversion during the period of fifteen (15) days next preceding the sending of a Redemption Notice and may (but need not) treat as not outstanding any Note authenticated and delivered during such period in exchange for the unconverted portion of any Note converted in part during such period.

Section 3.3 Payment of Notes Called for Redemption

If notice of redemption has been given as above provided, the Notes or portion of Notes with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the date and at the place or places stated in such notice at the Redemption Price, and on and after said date (unless the Company shall default in the deposit of the amount of money sufficient to redeem such Notes) Accreted Value on the Notes or portion of Notes so called for redemption shall cease to accrue and such Notes shall cease at the close of business on the Business Day immediately preceding the date fixed for redemption to be convertible into Common Stock and, except as provided in Sections 8.5 and 13.4, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Notes except the right to receive the Redemption Price. On presentation and surrender of such Notes at a place of payment specified in said Redemption Notice, the said Notes or the specified portions thereof to be redeemed shall be paid and redeemed by the Company at the Redemption Price.

Upon presentation of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, having a Principal Amount and Accreted Value equal to the Principal Amount and Accreted Value, respectively of the unredeemed portion of the Notes so presented.

Notwithstanding the foregoing, the Company shall not redeem any Notes or send any Redemption Notice during the continuance of a default in payment of premium on the Notes or of any Event of Default (other than an Event of Default arising from the Company’s failure to file periodic or other reports in accordance with Sections 5.6 or 6.4) or after the earlier of the occurrence or the public announcement of a Repurchase Event until such time as such Repurchase Event is consummated. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, such Note shall continue to accrete value and remain convertible into Common Stock until the Redemption Price and premium, if any, shall have been paid or duly provided for.

Section 3.4 Conversion Arrangement on Call for Redemption

In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes not converted prior to the expiration of such conversion right by an agreement with one or more investment bankers or other purchasers to purchase such Notes by paying to the Trustee in trust for the Noteholders, on or before the date fixed for redemption, an amount not less than the applicable redemption price of such Notes. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the redemption price of such Notes shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers to such Noteholders. If such an agreement is entered into, a copy of which, certified as true and correct by the Secretary or Assistant Secretary of the Company will be filed with the Trustee prior to the date fixed for redemption, any Notes not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article XV) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Notes shall be deemed to have been extended through such time), subject to payment of the above amount as aforesaid. At the written direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Notes. Without the Trustee’s prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Notes shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Notes between the Company and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

ARTICLE IV

SUBORDINATION

Section 4.1 Subordination to Senior Debt

The Company covenants and agrees, and each holder of a Note, by his or her acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Notes and the payment of the Accreted Value, the Principal Amount, the Redemption Price for Notes called for redemption in accordance with Section 3.2, the Repurchase Price with respect to Notes submitted for repurchase in accordance with Section 16.1, Liquidated Damages, Share Delivery Damages, Extension Fees, fees, expenses or any other amounts in respect of each and all of the Notes are hereby expressly made subordinate and junior and subject in right of payment to the prior payment in full in cash of all Senior Debt of the Company now outstanding or hereinafter incurred, to the extent and in the manner herein after set forth in this Article IV and in respect of the Pfizer Indebtedness, to the extent and in the manner provided in the Pfizer Subordination Agreement.

Section 4.2 No Payment if Default in Senior Debt

No payment on account of Accreted Value, the Principal Amount, the Redemption Price for Notes called for redemption in accordance with Section 3.2, the Repurchase Price with respect to Notes submitted for repurchase in accordance with Section 16.1, liquidated damages (including any Liquidated Damages, Share Delivery Damages and Extension Fees), or any other premium or payment payable with respect to the Notes pursuant to the provisions of this Indenture (collectively, “Note Payments”) shall be made, and no Notes shall be redeemed or purchased directly or indirectly by the Company (or any of its Subsidiaries), if at the time of such payment or purchase or immediately after giving effect thereto, (i) a default, whether matured or unmatured, in the payment of principal, premium, if any, interest, rent or other obligations in respect of any Senior Debt occurs and is continuing (a “Payment Default”), unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or (ii) the Company and the Trustee shall have received notice (a “Payment Blockage Notice”) from the holder or holders of Designated Senior Debt or their Representative that there exists under such Designated Senior Debt a default which shall not have been cured or waived (including any such notice delivered pursuant to the Pfizer Subordination Agreement), permitting the holder or holders thereof to declare such Designated Senior Debt due and payable, but only for the period (the “Payment Blockage Period”) commencing on the date of receipt of the Payment Blockage Notice and ending on the earlier of (a) the date such default shall have been cured or waived, or (b) the 180th day immediately following the Company’s receipt of such Payment Blockage Notice.

The Company shall resume payments on and distributions in respect of the Notes, including any past scheduled Note Payments in respect of such Notes to which the holders of the Notes would have been entitled but for the provisions of this Section 4.2 in the case of a Payment Default, on the date upon which such Payment Default is cured or waived or ceases to exist. In addition, notwithstanding clauses (i) and (ii), unless the holders of Designated Senior Debt shall have accelerated the maturity of such Designated Senior Debt or there is a Payment Default, the Company shall resume payments on the Note after the end of each Payment Blockage Period. Not more than one Payment Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Debt during such period.

Section 4.3 Payment upon Dissolution, Etc.

(a) In the event of any bankruptcy, insolvency, reorganization, receivership, composition, assignment for benefit of creditors or other similar proceeding initiated by or against the Company or any dissolution or winding up or total or partial liquidation or reorganization of the Company (being hereinafter referred to as a “Proceeding”), each holder of a Note, by his or her acceptance thereof, agrees that such holder shall, upon request of a holder of Senior Debt, and at such holder’s own expense take all reasonable actions (including but not limited to the execution and filing of documents and the giving of testimony in any Proceeding, whether or not such testimony could have been compelled by process) necessary to prove the full amount of all their claims in any Proceeding, and the Noteholders shall not waive any claim in any Proceeding without the written consent of such holder.

(b) The Trustee and the holders of the Notes shall retain the right to vote and otherwise act with respect to the claims under their Notes (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension); provided that the Trustee or any holder of the Notes shall not vote with respect to any such plan or take any other action in any way so as to (i) contest the validity of any Senior Debt or any collateral therefor or guaranties thereof, (ii) contest the relative rights and duties of any of the lenders under or the Representatives of the Senior Debt established in any instruments or agreement creating or evidencing the Senior Debt with respect to any of such collateral or guaranties, or (iii) contest the Trustee’s and the holders’ obligations and agreements set forth in this Section 4.3.

(c) Upon payment or distribution to creditors in a Proceeding of assets of the Company of any kind or character, whether in cash, property or securities, all principal and interest due upon any Senior Debt shall first be paid in full before any holders of the Notes shall be entitled to receive or, if received, to retain any payment or distribution on account of the Notes, and upon any such Proceeding, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which any holders of the Notes would be entitled except for the provisions of this Article IV shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by any holders of the Notes who shall have received such payment or distribution, directly to the holders of the Senior Debt or their Representatives to the extent necessary to pay all such Senior Debt in full after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt, before any payment or distribution is made to any holders of the Notes.

Section 4.4 Payments on Notes

Subject to Section 4.3, the Company may make regularly scheduled Note Payment if at the time of payment, and immediately after giving effect thereto, (i) there exists no Payment Default or Payment Blockage Period and (ii) the Company is permitted to make payments under Section 4.3.

Section 4.5 Certain Conversions Deemed Payment

For the purposes of this Article IV only (a) the issuance and delivery of junior securities upon conversion of Notes in accordance with Article XV shall not be deemed to constitute a payment of distribution on account of the principal of Notes or on account of the purchase or other acquisition of Notes, and (b) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 15.3), property or securities (other than junior securities) upon conversion of a Note shall be deemed to constitute payment on account of the principal of such Note. For the purposes of this Section 4.5, the term “junior securities” means (i) shares of any stock of any class of the Company, or (ii) securities of the Company which are subordinated in right of payment to all Senior Debt which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article IV. Nothing contained in this Article IV or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors other than holders of Senior Debt and the holders, the right, which is absolute and unconditional, of the holder of any Note to convert such Note in accordance with Article XV.

Section 4.6 Subrogation

Subject to payment in full in cash of all Senior Debt, the rights of the holders of the Notes (together with the holders of any other indebtedness of the Company that is subordinated in right of payment to payment in full of all Senior Debt, that is not subordinated in right of payment to the Notes, and that by its terms grants such right of subrogation to the holders thereof) shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of the assets of the Company made on such Senior Debt until the full Accreted Value of the Notes shall be paid in full; and for purposes of such subrogation, no payments or distributions to the holders of Senior Debt of any cash, property or securities to which any holders of the Notes would be entitled except for the subordination provisions of this Article IV shall, as between the holders of the Notes and the Company and/or its creditors other than the holders of the Senior Debt, be deemed to be a payment on account of the Senior Debt.

Section 4.7 Rights of Holders Unimpaired

The provisions of this Article IV are and are intended solely for the purposes of defining the relative rights of the holders of the Notes and the holders of Senior Debt and nothing in this Article IV shall impair, as between the Company and any holders of the Notes, the obligation of the Company, which is unconditional and absolute, to pay to the holders of the Notes the Accreted Value thereof (and premium, if any thereon), in accordance with the terms of the Notes.

Section 4.8 Holders of Senior Debt

These provisions regarding subordination will constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt; such provisions are made for the benefit of the holders of Senior Debt, and such holders are hereby made obligees under such provisions to the same extent as if they were named therein, and they or any of them may proceed to enforce such subordination and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders have agreed in writing thereto. The holders of Senior Debt may, at any time and from time to time, without the consent of or notice to any of the Noteholders, without incurring responsibility to the Noteholders and without impairing or releasing the subordination provisions of this Article IV, (i) increase the amount of, change the manner, terms or place of payment of, or renew or alter, any Senior Debt, or otherwise amend, modify, restate or supplement the same, (ii) sell, exchange or release any collateral mortgaged, pledged or otherwise securing the Senior Debt, (iii) release any Person liable in any manner for the Senior Debt and (iv) exercise or refrain from exercising any rights against the Company or any other Person.

Section 4.9 Trustee Not Fiduciary for Holders of Senior Debt

The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to holders of Notes or to the Company or to any other person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article IV or otherwise. With respect to the holders of Senior Debt, no implied covenants or obligations with respect to holders of Senior Debt shall be read into this Indenture against the Trustee.

Section 4.10 Rights of Trustee as Holder of Senior Debt; Preservation of Trustee’s Rights

The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article IV with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.6.

Section 4.11 Proceeds Held in Trust

In the event that notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise) prohibited by the provisions of Section 4.2 or Section 4.3 shall be received by the Trustee of the holders of the Notes before all Senior Debt is paid in full in cash, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Debt or their Representative or Representatives, as their respective interests may appear, as calculated by the Company, for application to, or to be held as collateral for, the payment of any Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt.

Section 4.12 Blockage of Remedies.

During any Payment Default or any Payment Blockage Period, if an Event of Default has occurred under this Indenture, neither the Trustee nor any of the holders of the Notes will commence or join with any creditor of the Company or any of its Subsidiaries in asserting or commencing any proceedings to collect or enforce its rights hereunder or take any action to foreclose or realize upon the indebtedness hereunder for a period beginning on the date of such Event of Default and ending on the date such Payment Default is cured, waived or ceases to exist or the date such Payment Blockage Period ends, as the case may be.

Section 4.13 Conflicts with Pfizer Subordination Agreement.

In the event of a direct conflict between the subordination provisions of this Article IV and the provisions of the Pfizer Subordination Agreement, it is the intention of the parties hereto that both such provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. With respect to the Pfizer Indebtedness only, in the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Pfizer Subordination Agreement shall control and govern; provided, however, that notwithstanding the foregoing, no more than one Payment Blockage Notice may be given by the holders of the Designated Senior Debt in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Debt during such period.

Section 4.14 Deferred Amounts.

To the extent that any amounts are not paid when due pursuant to the terms this Indenture (other than this Article IV), due to the operation of the Pfizer Subordination Agreement or of this Article IV, such amounts shall accrue interest at the rate of five percent (5.0%) per annum, compounded semi-annually (collectively with such interest, the “Deferred Amounts”), and shall be payable in respect of any Notes upon the earliest to occur of (i) the maturity of, (ii) acceleration, for any reason, of, (iii) a Repurchase Date in respect of, or (iv) an Automatic Conversion Date in respect of, such Notes; or such earlier date, if such non-payment was due solely to the operation of the Pfizer Subordination Agreement, on the earlier of (x) the maturity or earlier satisfaction of the Pfizer Indebtedness and (y) the termination of the Pfizer

Subordination Agreement. Notwithstanding anything to the contrary herein or in Article VII, any failure to pay a Deferred Amount pursuant to the terms of this Indenture or the Notes other than Deferred Amounts on the dates set forth in the immediately proceeding sentence shall not be deemed to be a Default or Event of Default to the extent such payment is or was prohibited by the terms of this Article IV or the Pfizer Subordination Agreement.

ARTICLE V

PARTICULAR COVENANTS OF THE COMPANY

Section 5.1 Payment

The Company covenants and agrees that it will duly and punctually pay or cause to be paid the Redemption Price, Repurchase Price or Principal Amount of, and premium, if any, on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes. Share Delivery Damages paid pursuant to Section 15.2, if any, shall be paid within ten (10) Business Days of the date from which such Share Delivery Damages accrued pursuant to Section 15.2. Liquidated Damages on the Notes paid pursuant to Section 2(f) of the Registration Rights Agreement (defined therein as “Registration Delay Payments”), if any, shall be paid at the times and in the manner provided therein. All payments shall be considered made on the date due if on such date the Company has deposited (in the manner provided in Section 3.2 and Section 5.4(a)) with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, has set aside, segregated and is holding in trust as provided in Section 5.4) an amount of money sufficient to make such payments.

Section 5.2 Maintenance of Office or Agency

The Company will maintain in New York City, New York, an office or agency where the Notes may be presented for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served, which may be the Corporate Trust Office of the Trustee. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in New York City, New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

The Company hereby initially designates the Trustee as paying agent, Note Registrar, Custodian and conversion agent and the office or agency of the Trustee at 100 Wall Street, Suite 1600, New York City, New York, Attention: Corporate Trust Services, as one such office or agency of the Company for each of the aforesaid purposes.

So long as the Trustee is the Note Registrar, the Trustee agrees to send, or cause to be sent, the notices set forth in Section 8.10(a) and the third paragraph of Section 8.11.

Section 5.3 Appointments to Fill Vacancies in Trustee’s Office

The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

Section 5.4 Provisions as to Paying Agent

(a) If the Company shall appoint a paying agent other than the Trustee or if the Trustee shall appoint such a paying agent, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.4:

(1) that it will hold all sums held by it as such agent for the payment of the Redemption Price, Repurchase Price and/or Principal Amount of, and premium, if any (including Liquidated Damages, Share Delivery Damages and/or Extension Fees, if any) on the Notes (whether such sums have been paid to it by the Company or by any other Person) in trust for the benefit of the holders of the Notes;

(2) that it will give the Trustee notice of any failure by the Company (or by any other Person) to make any payment of the Redemption Price, Repurchase Price or Principal Amount of, and premium, if any (including Liquidated Damages, Share Delivery Damages and/or Extension Fees, if any) on the Notes when the same shall be due and payable; and

(3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

The Company shall, on or before each due date of any of the Redemption Price, Repurchase Price or Principal Amount of, or premium, if any (including Liquidated Damages, Share Delivery Damages and/or Extension Fees, if any), on the Notes, deposit with the paying agent a sum sufficient to pay such the Redemption Price, Repurchase Price or Principal Amount of, and premium, if any, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action, provided that if such deposit is made on the due date, such deposit must be received by the paying agent by 10:00 a.m., New York City time, on such date.

(b) If the Company shall act as its own paying agent, it will, on or before each due date of the Redemption Price, Repurchase Price or Principal Amount of (as applicable) and, premium, if any (including Liquidated Damages, Share Delivery Damages and/or Extension Fees, if any) on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such Redemption Price, Repurchase Price or Principal Amount and premium, if any (including Liquidated Damages, Share Delivery Damages and/or Extension Fees, if any) so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or any other Person) to make any payment of the Redemption Price, Repurchase Price, Principal Amount of, premium, if any (including Liquidated Damages, Share Delivery Damages and/or Extension Fees, if any) on the Notes when the same shall become due and payable.

(c) Anything in this Section 5.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 5.4, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

(d) Anything in this Section 5.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.4 is subject to Sections 13.3 and 13.4.

Section 5.5 Existence.

Subject to Article XII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

Section 5.6 Information Requirement

(a) On or after the Exchange Act Filing Deadline and within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Notes, in each case which continue to be Restricted Securities, in connection with any sale thereof and any prospective purchaser of Notes from such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Notes and it will take such further action as any holder or beneficial holder of such Notes may reasonably request in connection with qualification of such sale for exemption from registration under Rule 144A.

(b) During any period in which it is subject to Section 13 or 15(d) under the Exchange Act, the Company shall file with the Commission all reports required to be filed by the Company in accordance with Section 13, 14 or 15(d) under the Exchange Act at the times and in the manner provided pursuant to such Act.

Section 5.7 Stay, Extension and Usury Laws

The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Company from paying all or any portion of the Redemption Price, Repurchase Price or Principal Amount of, as applicable, and premium, if any (including Liquidated Damages, Share Delivery Damages and/or Extension Fees, if any) on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

Section 5.8 Compliance Certificate

The Company shall deliver to the Trustee within one hundred twenty (120) days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 2006) an Officer’s Certificate, signed by the principal executive, principal financial officer or principal accounting officer of the Company, stating whether or not to the best of such person’s knowledge the signers know of any default or Event of Default that occurred during such period. Such Officer’s Certificate shall describe in reasonable detail the default or Event of Default, if any, and its status.

The Company shall deliver to the Trustee, as soon as possible and in any event within ten (10) days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officer’s Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

Section 5.9 Notice of Certain Events

The Company will promptly notify the Trustee as soon as practicable when the Notes are listed on any stock exchange or automated quotation system and when any such listing is discontinued.

Section 5.10 Limit on Incurring Additional Indebtedness and Liens

So long as any Notes are outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

(a) incur, create, issue, assume, guarantee or otherwise become liable for any outstanding Indebtedness other than (i) Senior Debt or (ii) unsecured Indebtedness incurred by the Company and/or any of its Subsidiaries that is expressly made subordinate in right of payment to the Indebtedness evidenced by the Notes, and which Indebtedness does not provide at any time for the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until April 1, 2012 or later; provided that, no Senior Debt shall be convertible into, or exchangeable or exercisable for, Common Stock unless such Senior Debt is so convertible prior to the Issue Date; or

(b) allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries, other than (i) to secure Senior Debt or (ii) Permitted Liens.

ARTICLE VI

NOTEHOLDERS’ LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 6.1 Noteholders Lists

The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semi-annually, not more than fifteen (15) days after each May 1 and November 1 in each year beginning with May 1, 2007 and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Notes as of a date not more than fifteen (15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note Registrar.

Section 6.2 Preservation and Disclosure of Lists

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Notes contained in the most recent list furnished to it as provided in Section 6.1 or maintained by the Trustee in its capacity as Note Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.1 upon receipt of a new list so furnished.

(b) The rights of Noteholders to communicate with other holders of Notes with respect to their rights under this Indenture or under the Notes and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

(c) Every holder of a Note, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Notes made pursuant to the Trust Indenture Act.

Section 6.3 Reports by Trustee

(a) The Trustee shall transmit to holders of Notes such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. The Trustee shall, within sixty (60) days after each May 15 following the date of this Indenture deliver to holders a brief report, dated as of such May 15 which complies with the provisions of such Section 313(a).

(b) A copy of such report shall, at the time of such transmission to holders of Notes, be filed by the Trustee with each stock exchange and automated quotation system upon which the Notes are listed, if any, and with the Company. The Company will promptly notify the Trustee as soon as practicable when the Notes are listed on any stock exchange or automated quotation system and when any such listing is discontinued.

Section 6.4 Reports by Company

(a) The Company shall file with the Trustee and the Commission, and transmit to holders of Notes, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within fifteen (15) days after the same is so required to be filed with the Commission; provided, further that the Company shall not be required to deliver to the Trustee any materials for which the Company has received confidential treatment by the SEC.

(b) During any period in which the Company is not subject to Section 13 or 15(d) under the Exchange Act on or after the Exchange Act Filing Deadline, the Company will deliver to the Trustee (a) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Company (i) a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, shareholders’ equity and cash flows for such fiscal year, all reported on by an independent public accountant of nationally recognized standing and (ii) a report containing a management’s discussion and analysis of the financial condition and results of operations and a description of the business and properties of the Company and (b) as soon as available and in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Company (i) an unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter and the related consolidated statements of operations, shareholders’ equity and cash flows for such fiscal quarter and (ii) a report containing a management’s discussion and analysis of the financial condition and results of operations of the Company for such quarter; provided that the foregoing statements and reports shall not be required for any fiscal year or quarter, as the case may be, with respect to which the Company files or expects to file with the Trustee an annual report or quarterly report, as the case may be, pursuant to the preceding paragraph of this

Section 6.4. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).

ARTICLE VII

DEFAULTS AND REMEDIES

Section 7.1 Events of Default

In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

(a) the Company shall default in the payment when due of (i) Liquidated Damages, Share Delivery Damages or Extension Fees, and such default shall continue for 30 calendar days after the due date thereof, (ii) any Premium Make-Whole Amount in connection with an acceleration in accordance with the provisions of this Article VII, a purchase or repurchase in connection with a Repurchase Event in accordance with the provisions of Article XVI or any conversion during an Automatic Conversion Period, (iii) the Principal Amount of, or Accreted Value of, and premium, if any, on any of the Notes either at maturity or in connection with any conversion, by declaration or otherwise, (iv) the Redemption Price in respect of any Note on the Redemption Date in accordance with the provisions of Article III or (v) the Repurchase Price in respect of any Note on any Repurchase Date therefor in accordance with the provisions of Article XVI; or

(b) failure by the Company to deliver shares of Common Stock required to be delivered upon conversion of a Note in accordance with Article XV, including, without limitation, failure to deliver Additional Shares, within ten (10) Business Days after the applicable Conversion Date; or

(c) failure on the part of the Company to provide a written notice of a Repurchase Event in accordance with Section 16.2; or

(d) failure on the part of the Company duly to observe or perform any other of the covenants on the part of the Company in the Notes or in this Indenture or in any other Transaction Document (other than default in performance of a covenant that is specifically dealt with elsewhere in this Section) and in any such case the continuance of such failure for a period of sixty (60) days after the date on which written notice of such failure, specifying such default and requiring the Company to remedy the same and stating that such notice is a “Notice of Default” hereunder, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee by the holders of not less than 25% in aggregate Principal Amount of the Notes at the time Outstanding determined in accordance with Section 9.4; or

(e) default on the part of the Company or any Subsidiary with respect to the Pfizer Indebtedness which default results in the acceleration of such Indebtedness and such acceleration shall not have been rescinded or annulled for a period of thirty (30) days after there shall have been given, by registered or certified mail, to the Company by the Trustee (provided, however, that the Trustee will not be deemed to have knowledge of such default unless either (i) a Responsible Officer of the Trustee has actual knowledge of such default or (ii) the Trustee has received written notice thereof from the Company, from any holder of the Notes, from the holder of any such Indebtedness or from the trustee under the agreement or instrument relating to such Indebtedness) or to the Company and a Responsible Officer of the Trustee by the holders of not less than 25% in aggregate Principal Amount of the Notes then Outstanding, a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such default to be cured or waived or such acceleration to be rescinded or annulled and stating that such notice is a “Notice of Default” hereunder; or

(f) default on the part of the Company or any Subsidiary with respect to any Indebtedness (other than the Pfizer Indebtedness), whether borrowed, guaranteed, assumed or otherwise incurred or suffered to exist, of the Company or any Subsidiary in an individual or aggregate principal amount then outstanding in excess of Twenty Million United States Dollars ($20,000,000), whether or not such default results in the acceleration of such Indebtedness, and such default shall not have been cured or waived or such Indebtedness discharged or such acceleration rescinded or annulled for a period of thirty (30) days after there shall have been given, by registered or certified mail, to the Company by the Trustee (provided, however, that the Trustee will not be deemed to have knowledge of such default unless either (i) a Responsible Officer of the Trustee has actual knowledge of such default or (ii) the Trustee has received written notice thereof from the Company, from any holder of the Notes, from the holder of any such Indebtedness or from the trustee under the agreement or instrument relating to such Indebtedness) or to the Company and a Responsible Officer of the Trustee by the holders of not less than 25% in aggregate Principal Amount of the Notes then Outstanding, a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such default to be cured or waived or such acceleration to be rescinded or annulled and stating that such notice is a “Notice of Default” hereunder; or

(g) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

(h) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days; or

(i) any of the representations or warranties made by the Company herein or in the Transaction Documents shall be false or misleading in any material respect at the time made and such condition (to the extent capable of being cured) shall continue uncured for a period of 30 days after there shall have been given, by registered or certified mail, to the Company and a Responsible Officer of the Trustee by the holders of not less than 25% in aggregate Principal Amount of the Notes then outstanding, a written notice specifying such default and requiring the Company to cause such default to be cured or waived and stating that such notice is a “Notice of Default” hereunder; or

(j) the Company shall fail to file periodic or other reports in accordance with Sections 5.6 or 6.4 or to comply with the requirements of Section 314(a)(1) of the Trust Indenture Act (a “Filing Failure”) and there shall have been given, by registered or certified mail, to the Company and a Responsible Officer of the Trustee by the holders of not less than 25% in aggregate Principal Amount of the Notes then outstanding, a written notice specifying such default and requiring the Company to cause such default to be cured or waived and stating that such notice is a “Notice of Default” hereunder and such failure shall continue or either (i) for sixty (60) days after such notice is given and the Company shall not have paid the Extension Fee as provided in this Section 7.1 or (ii) for one hundred and eighty (180) days after such notice is given if the Company shall have paid the Extension Fee as provided in this Section 7.1 (and no Event of Default under this clause 7.1(j) shall be deemed to occur until the passage of such sixty (60) day or such one hundred and eighty (180) day period, as applicable); or

(k) the entry against the Company or any of its Subsidiaries of a final judgment or judgments (not subject to appeal and not covered by insurance) aggregating in excess of $10 million which judgments remain unpaid, unstayed, undischarged or unbonded for a period of 60 days; or

(l) failure on the part of the Company to duly observe and comply with the limitations on Indebtedness and liens set out in Section 5.10 and such failure continues for a period of 30 days following the occurrence thereof or, if later, the date the Company knows or should have known of such failure;

then, and in each and every such case (other than an Event of Default specified in Section 7.1(g) or (h) with respect to the Company), unless the Accreted Value of all of the Notes shall have already become due and payable, and unless the Event of Default shall have been waived in writing in accordance with the provisions of Section 7.7, either the Trustee or the holders of not less than 25% in aggregate Principal Amount of the Notes then Outstanding hereunder determined in accordance with Section 9.4, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the Accreted Value of, and Premium Make-Whole Amount, if any (and Liquidated Damages, Share Delivery Damages and Extension Fees to the extent accrued and unpaid), on all the Notes to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in Sections 7.1(g) or (h) occurs and is continuing with respect to the Company, the Accreted Value of, and Premium Make-Whole Amount, if any (and Liquidated Damages, Share Delivery Damages and Extension Fees to the extent accrued and unpaid) on, all the Notes shall be immediately due and payable. Notwithstanding the foregoing if, at any time after the Accreted Value of, and Premium Make-Whole Amount, if any (and Liquidated Damages, Share Delivery Damages and Extension Fees to the extent accrued and unpaid) on, the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay the Accreted Value of and Premium Make-Whole Amount, if any (and Liquidated Damages, Share Delivery Damages and Extension Fees to the extent accrued and unpaid), on, any and all Notes which shall have become due otherwise than by acceleration and amounts due to the Trustee pursuant to Section 8.6, and if any and all defaults under this Indenture, other than the nonpayment of principal of and premium, if any, shall have been cured or waived pursuant to Section 7.7, then and in every such case the Required Holders, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such acceleration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon.

Upon the occurrence of a Filing Failure, the Company may elect to pay, within sixty (60) days of the occurrence of the applicable Filing Failure (unless such Filing Failure is theretofore cured or waived pursuant to Section 7.7, as applicable), to the Noteholders the applicable Extension Fee. If the Company elects to pay any Extension Fee, the Company, at any time on or before the close of business on the Business Day immediately prior to the sixtieth (60th) day after the date on which the applicable Filing Failure first occurs, (i) shall notify, in the manner provided for in Section 17.3, the holders and the Trustee of such election and (ii) shall deliver to the Trustee a certificate to that effect stating the date on which the applicable Extension Fee pursuant to this paragraph is payable. Unless and until a Responsible Officer receives at the Corporate Trust Office such a certificate, the Trustee may assume without inquiry that no Extension Fee is payable. If the applicable Extension Fee has been paid by the Company directly to the Persons entitled to them, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment. If the Company does not effect the payment of the applicable Extension Fee directly to the Noteholders, it shall on or prior to the close of business on the Business Day immediately prior to the sixtieth (60th) day after the applicable Filing Failure (unless such Filing Failure shall theretofore have been cured or waived pursuant to Section 7.7, as applicable) deposit for payment to the Noteholders with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 5.4) an amount of money sufficient to pay in full the applicable Extension Fee hereunder. In the event the Company does not elect to pay an

Extension Fee within sixty (60) days of a Filing Failure in accordance with this paragraph (unless such Filing Failure shall theretofore have been cured or waived pursuant to Section 7.7, as applicable), the Notes will be subject to acceleration as provided in the immediately preceding paragraph of this Section 7.1. Notwithstanding the foregoing, if an additional Filing Failure occurs during an Extension Period, the Notes will only be subject to acceleration for such additional Filing Failure at the earlier of (x) the end of the Extension Period and (y) in the event that the Company has paid an Extension Fee in accordance with the terms of this Section 7.1 as to such additional Filing Failure, the end of the Extension Period as to such additional Filing Failure.

In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Notes, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Notes, and the Trustee shall continue as though no such proceeding had been instituted.

Section 7.2 Payments of Notes on Default; Suit Therefor

The Company covenants that (a) in case default shall be made in the payment by the Company of any Liquidated Damages, Share Delivery Damages or Extension Fees upon any of the Notes as and when the same shall become due and payable, and such default shall have continued for a period of thirty (30) days, or (b) in case default shall be made in the payment of the Accreted Value, Redemption Price, Repurchase Price or Principal Amount of, as applicable, and premium, if any, on any of the Notes as and when the same shall have become due and payable, whether at maturity of the Notes or in connection with any redemption or repurchase, by declaration under this Indenture or otherwise, then, upon written demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Notes, the whole amount that then shall have become due and payable on all such Notes of the Accreted Value, Redemption Price, Repurchase Price or Principal Amount, as applicable, and premium, if any (including Liquidated Damages, Share Delivery Damages and Extension Fees to the extent accrued and unpaid), with interest upon the overdue amounts and premium, if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith. Until such demand by the Trustee, the Company may pay the Accreted Value, Redemption Price, Repurchase Price or Principal Amount of, as applicable, and premium, if any (including Liquidated Damages, Share Delivery Damages and/or Extension Fees to the extent accrued and unpaid), on the Notes to the registered holders, whether or not the Notes are overdue.

In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company and collect in the manner provided by law out of the property of the Company wherever situated the monies adjudged or decreed to be payable.

In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company, the property of the Company, the Trustee, irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of Accreted Value, premium, if any, (including Liquidated Damages, Share Delivery Damages and/or Extension Fees to the extent accrued and unpaid) owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents and to take such other actions as it may deem necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in such judicial proceedings relative to the Company, its creditors, or its property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 8.6; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including agents and counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes.

In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

Section 7.3 Application of Monies Collected by Trustee

Any monies collected by the Trustee pursuant to this Article VII shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

First: To the payment of all amounts due the Trustee under Section 8.6;

Second: To the payment of all Senior Debt to the extent required by Article IV or the Pfizer Subordination Agreement, as applicable;

Third: In case the Accreted Value, Repurchase Price, Redemption Price or Principal Amount of the outstanding Notes, as applicable, shall have become due (including any premium, Premium Make-Whole Amount, Liquidated Damages, Share Delivery Damages and/or Extension Fees), by declaration or otherwise, and be unpaid, to the payment of the whole amount then owing and unpaid upon the Notes for Accreted Value, Repurchase Price or Principal Amount of, as applicable (including any premium, Premium Make-Whole Amount, Liquidated Damages, Share Delivery Damages and/or Extension Fees), and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such Accreted Value, Repurchase Price, Redemption Price or Principal Amount of, as applicable, (including any premium, Premium Make-Whole Amount, Liquidated Damages. Share Delivery Damages and/or Extension Fees), without preference or priority of any Note over any other Note, ratably to the aggregate of such amounts, as applicable; and

Fourth: To the payment of the remainder, if any, to the Company.

Section 7.4 Proceedings by Noteholder

Subject to the last three paragraphs of this Section 7.4, no holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate Principal Amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity as may be reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.7; it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 7.4, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any holder of any Note to receive payment of the Redemption Price, Repurchase Price, Accreted Value or Principal Amount of, as applicable, and premium, if any (including Liquidated Damages, Share Delivery Damages and/or Extension Fees to the extent accrued but unpaid) on such Note, on or after the respective due dates expressed in such Note, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such holder.

Anything in this Indenture or the Notes to the contrary notwithstanding, the holder of any Note, without the consent of either the Trustee or the holder of any other Note, in his own behalf and for his own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, such holder’s rights of conversion as provided herein.

Section 7.5 Proceedings by Trustee

If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 7.6 Remedies Cumulative and Continuing

Except as provided in the last paragraph of Section 2.6, all powers and remedies given by this Article VII to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein; and, subject to the provisions of Section 7.4, every power and remedy given by this Article VII or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

Section 7.7 Direction of Proceedings and Waiver of Defaults by Required Holders

The Required Holders shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. The Required Holders may on behalf of the holders of all of the Notes waive any past or existing default or Event of Default hereunder and its consequences except (i) a default in the payment of the Redemption Price, the Repurchase Price, the Accreted Value and the Principal Amount of, as applicable, and premium (including Liquidated Damages, Share Delivery Damages and Extension Fees), if any, on the Notes when due, (ii) a failure by the Company to convert any Notes into Common Stock or (iii) a default in respect of a covenant or provisions hereof which under Article XI cannot be modified or amended without the consent of all affected holders of Notes then Outstanding. Upon any such waiver the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder; said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 7.8 Notice of Defaults; Payment Blockage Notice

The Trustee shall, within 90 days after (or, if later, within 15 days after it is known to the Trustee) the occurrence of a default under this Indenture, send to all Noteholders, as the names and addresses of such holders appear upon the Note Register, notice of all defaults actually known to a Responsible Officer, unless such defaults shall have been cured or waived before the giving of such notice; and provided that, except in the case of (x) any default in the payment the Accreted Value or the Principal Amount of, as applicable, or premium, if any (including Liquidated Damages, Share Delivery Damages and/or Extension Fees to the extent accrued but unpaid) on any of the Notes, including without limiting the generality of the foregoing any default in the payment of any Repurchase Price or in the payment of any amount due in connection with any redemption of Notes, or (y) in delivery of Common Stock and cash or a check in respect of any fractional interests in a share of Common Stock upon conversion of any of the Notes on the date provided for herein therefor, then in any such event the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the Trustee in good faith determines that the withholding of such notice is in the interests of the Noteholders. The Trustee shall, within five (5) days after receipt by the Trustee of a Payment Blockage Notice (as such term is defined in the Subordination Agreement), send to all Noteholders, as the names and addresses of such holders appear upon the Note Register, notice of receipt of such Payment Blockage Notice together with a copy thereof.

Section 7.9 Undertaking to Pay Costs

All parties to this Indenture agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 7.9 shall not apply to any suit instituted by the Company or the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 25% in Principal Amount of the Notes at the time Outstanding determined in accordance with Section 9.4, or to any suit instituted by any Noteholder for the enforcement of the payment of the Accreted Value or Principal Amount, as applicable, and premium, if any (including Liquidated Damages, Share Delivery Damages and/or Extension Fees to the extent accrued but unpaid) on any Note (including, but not limited to, the Redemption Price or Repurchase Price with respect to the Notes being redeemed or repurchased as provided in this Indenture) on or after the due date expressed in such Note or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article XV. This Section 7.9 shall be in lieu of Section 3.15 of the Trust Indenture Act and Section 3.15(e) is hereby excluded from this Indenture, as permitted by the Trust Indenture Act.

Section 7.10 Delay or Omission Not Waiver

No delay or omission of the Trustee or of any holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article VII or by law to the Trustee or to the holders of Notes may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the holders of Notes, as the case may be.

ARTICLE VIII

CONCERNING THE TRUSTEE

Section 8.1 Duties and Responsibilities of Trustee

The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Trust Indenture Act. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

(a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred:

(1) the duties and obligations of the Trustee shall be determined solely by the Trust Indenture Act and the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

(2) in the absence of bad faith or willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

(b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(c) the Trustee shall not be liable to any Noteholder with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Required Holders relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

(d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section;

(e) no provision of this Indenture will require the Trustee to expend or risk its own funds or incur any liability, loss or expense; and

(f) the Trustee will not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 8.2 Reliance on Documents, Opinions, Etc.

Except as otherwise provided in Section 8.1:

(a) the Trustee may conclusively rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

(b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer’s Certificate (unless other evidence in respect thereof be herein specifically prescribed) and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

(c) the Trustee may consult with counsel of its selection, and any advice of such counsel or Opinion of Counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel if such counsel was selected with due care;

(d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

(e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its reasonable discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity reasonably satisfactory to the Trustee from the Noteholders against such expenses or liability as a condition to so proceeding; the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand;

(f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder;

(g) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

(h) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default or Event of Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture and states that it is a “Notice of Default” hereunder;

(i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder;

(j) the Trustee may request that the Company deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

(k) in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(l) the Trustee shall not be required to give any note, bond or surety in respect of the execution of the trusts and powers under this Indenture;

(m) the Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunction of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authorities and governmental action;

(n) the Trustee shall have no duty to inquire as to the performance of the covenants made herein other than its receipt and verification of the compliance certificate as provided in Section 5.8; and

(o) The Trustee shall have no duty to review the reports, information and documents filed with it pursuant to Section 5.6 or Section 6.4.

In no event shall the Trustee be liable for any consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 8.3 No Responsibility for Recitals, Etc.

The recitals contained herein and in the Notes (except in the Trustee’s certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

Section 8.4 Trustee, Paying Agents, Conversion Agents or Note Registrar May Own Notes

The Trustee, any paying agent, any conversion agent or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, paying agent, conversion agent or Note Registrar.

Section 8.5 Monies to be Held in Trust

Subject to the provisions of Section 13.4, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed in writing from time to time by the Company and the Trustee.

Section 8.6 Compensation and Expenses of Trustee

The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misconduct or bad faith. The Company also covenants to indemnify the Trustee or any predecessor Trustee in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any and all loss, damages, claims, liability or expense, including taxes (other than those based upon, measured by or determined by the income of the Trustee), incurred without negligence, willful misconduct or bad faith on the part of the Trustee or such agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim (whether asserted by the Company, a holder or any other Person) of liability in the premises. The obligations of the Company under this Section 8.6 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien upon all property and funds held or collected by the Trustee as such, except, subject to Article IV and Section 7.5, funds held in trust herewith for the benefit of the holders of particular Notes prior to the date of the accrual of such unpaid compensation or indemnifiable claim. The obligation of the Company under this Section 8.6 shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee. The indemnification provided in this Section 8.6 shall extend to the officers, directors, agents and employees of the Trustee.

When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Sections 7.1(g) or (h) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

Section 8.7 Officer’s Certificate as Evidence

Except as otherwise provided in Section 8.1, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, willful misconduct or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Trustee, and such Officer’s Certificate, in the absence of negligence, willful misconduct or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

Section 8.8 Conflicting Interests of Trustee

If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 8.9 Eligibility of Trustee

There shall at all times be a Trustee hereunder that shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus (together with its corporate parent) of at least Fifty Million United States Dollars ($50,000,000). If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section 8.9, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

Section 8.10 Resignation or Removal of Trustee

(a) The Trustee may at any time resign by giving written notice of such resignation to the Company and by sending notice thereof to the holders of Notes at their addresses as they shall appear on the Note Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment sixty (60) days after the sending of such notice of resignation to the Noteholders, the resigning Trustee may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor trustee, or any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, subject to the provisions of Section 7.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(b) In case at any time any of the following shall occur:

(1) the Trustee shall fail to comply with Section 8.8 within a reasonable time after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six months, or

(2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.9 and shall fail to resign after written request therefor by the Company or by any such Noteholder, or

(3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may by a Board Resolution remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.9, any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

(c) The Required Holders may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless within ten (10) days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Noteholder, upon the terms and conditions and otherwise as in Section 8.10(a) provided, may, at the expense of the Company, petition any court of competent jurisdiction for an appointment of a successor trustee.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

(e) If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

Section 8.11 Acceptance by Successor Trustee

Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.6, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 8.6.

No successor trustee shall accept appointment as provided in this Section 8.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.8 and be eligible under the provisions of Section 8.9.

Upon acceptance of appointment by a successor trustee as provided in this Section 8.11, the Company shall send or cause to be sent notice of the succession of such trustee hereunder to the holders of Notes at their addresses as they shall appear on the Note Register. If the Company fails to send such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be sent at the expense of the Company.

Section 8.12 Succession by Merger, Etc.

Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee such corporation shall be qualified under the provisions of Section 8.8 and eligible under the provisions of Section 8.9.

In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 8.13 Limitation on Rights of Trustee as Creditor

If and when the Trustee shall be or become a creditor of the Company, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company.

ARTICLE IX

CONCERNING THE NOTEHOLDERS

Section 9.1 Action by Noteholders

Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate Principal Amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Notes voting in favor thereof at any meeting of Noteholders duly called and held in accordance with the provisions of Article X, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than fifteen (15) days prior to the date of commencement of solicitation of such action.

Section 9.2 Proof of Execution by Noteholders

Subject to the provisions of Sections 8.1, 8.2 and 10.5, proof of the execution of any instrument by a Noteholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the Note Register or by a certificate of the Note Registrar. The record of any Noteholders’ meeting shall be proved in the manner provided in Section 10.6.

Section 9.3 Who Are Deemed Absolute Owners

The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note Registrar may deem the Person in whose name such Note shall be registered upon the Note Register to be, and may treat him as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the Accreted Value, Principal Amount, Repurchase Price or Redemption Price of, as applicable, and premium, if any (including Liquidated Damages, Share Delivery Damages and/or Extension Fees to the extent accrued but unpaid) on such Note, for conversion of such Note and for all other purposes; and neither the Company nor the Trustee nor any authenticating agent nor any paying agent nor any conversion agent nor any Note Registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

Section 9.4 Company-Owned Notes Disregarded

In determining whether the holders of the requisite aggregate Principal Amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes that are owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be Outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Notes which a Responsible Officer actually knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 9.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to vote such Notes and that the pledgee is not the Company, or a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer’s Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons; and, subject to Section 8.1, the Trustee shall be entitled to accept such Officer’s Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes listed therein are not Outstanding for the purpose of any such determination.

Section 9.5 Revocation of Consents; Future Holders Bound

At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.1, of the taking of any action by the holders of the percentage in aggregate Principal Amount of the Notes specified in this Indenture in connection with such action, any holder of a Note which is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.2, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.

Section 9.6 Communications by Holders with Other Holders

Noteholders may communicate pursuant to Trust Indenture Act Section 312(b) with other Noteholders with respect to their rights under this Indenture and the Notes. The Company, the Trustee, the Notes Registrar and anyone else shall have the protection of Trust Indenture Act Section 312(c).

ARTICLE X

NOTEHOLDERS’ MEETINGS

Section 10.1 Purpose of Meetings

A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this Article X for any of the following purposes:

(1) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article VII;

(2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VIII;

(3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.2;

(4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate Principal Amount of the Notes under any other provision of this Indenture or under applicable law; or

(5) to take any other action authorized by this Indenture or under applicable law.

Section 10.2 Call of Meetings by Trustee

The Trustee may at any time call a meeting of Noteholders to take any action specified in Section 10.1, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 9.1, shall be sent to holders of Notes at their addresses as they shall appear on the Note Register. Such notice shall also be sent to the Company. Such notices shall be sent not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

Any meeting of Noteholders shall be valid without notice if the holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Notes Outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

Section 10.3 Call of Meetings by Company or Noteholders

In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least 10% in aggregate Principal Amount of the Notes then Outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have sent the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 10.1, by sending notice thereof as provided in Section 10.2.

Section 10.4 Qualifications for Voting

To be entitled to vote at any meeting of Noteholders a Person shall (a) be a holder of one or more Notes on the record date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by a holder of one or more Notes. The only Persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 10.5 Regulations

Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 10.3, in which case the Company or the Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of 66 2/3% in Principal Amount of the Notes represented at the meeting and entitled to vote at the meeting.

Subject to the provisions of Section 9.4, at any meeting each Noteholder or proxyholder shall be entitled to one vote for each One Thousand United States Dollars ($1,000) Principal Amount of Notes held or represented by such Noteholder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Section 10.2 or 10.3 may be adjourned from time to time by the holders of 66 2/3% of the aggregate Principal Amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

Section 10.6 Voting

The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of the holders of Notes or of their representatives by proxy and the Principal Amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was sent as provided in Section 10.2. The record shall show the Principal Amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 10.7 No Delay of Rights by Meeting

Nothing contained in this Article X shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or implicitly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.

ARTICLE XI

AMENDMENTS; SUPPLEMENTAL INDENTURES

Section 11.1 Amendments; Supplemental Indentures without Consent of Noteholders

The Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time amend or supplement this Indenture or the Notes without notice to or the consent of any holder for one or more of the following purposes:

(a) to make provision with respect to the conversion rights of the holders of Notes solely to comply with the requirements of Section 15.6;

(b) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes, any property or assets;

(c) to evidence the succession of another corporation, limited liability company, partnership or trust to the Company, or successive successions, and the assumption by the successor corporation, limited liability company, partnership or trust of the covenants, agreements and obligations of the Company pursuant to Article XII;

(d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Company shall consider to be for the benefit of the holders of Notes, including, without limitation, any reduction of the Conversion Price, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

(e) to cure any ambiguity or defect or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not in the good faith opinion of the Board of Directors adversely affect the interests of the holders of the Notes;

(f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes;

(g) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted;

(h) to surrender any right or power herein conferred on the Company; or

(i) to comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA.

The Trustee is hereby authorized and directed to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder; provided, however, the Trustee shall not be obligated to but may, in its discretion, enter into any supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, provided further that any such any supplemental indenture shall not adversely affect any right of the Noteholders hereunder.

Any amendment or supplemental indenture authorized by the provisions of this Section 11.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time Outstanding, notwithstanding any of the provisions of Section 11.2.

Section 11.2 Amendments; Supplemental Indentures with Consent of Noteholders

With the consent (evidenced as provided in Article IX) of the Required Holders, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time amend or supplement, the Notes or this Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such amendment or supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the Principal Amount thereof or premium (including Liquidated Damages, Share Delivery Damages and/or Extension Fees), if any, thereon, or reduce the rate of accretion of principal, or reduce any amount payable on redemption or repurchase thereof, impair, or change in any respect adverse to the holder of Notes the obligation of the Company to repurchase any Note at the option of the holder upon the happening of a Repurchase Event or any Repurchase Date or the number of Additional Shares issuable or the payment of the Premium Make-Whole Amount, or impair or adversely affect the right of any Noteholder to institute suit for the payment thereof, or change the currency in which the Notes are payable, or reduce the quorum or voting requirements under this Indenture, or change the ranking of the Notes in a manner adverse to the Noteholders, or make any change in the amendment provisions which require each Noteholder’s consent or in the waiver provisions, or modify any of the provisions of this Section 11.2, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Noteholder of each Outstanding Note affected thereby, or impair or change in any respect adverse to the Noteholders the right to convert the Notes into Common Stock subject to the terms set forth herein, including Sections 15.6 and 15.7, in each such case without the consent of the holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, or modify this paragraph, without the consent of the holders of all Notes then Outstanding (determined in accordance with Section 9.4); provided, further, however, that any amendment or supplemental indenture that disproportionately affects the rights of a Noteholder or a class of Noteholder shall require the prior consent of such Noteholder or the prior consent of Noteholders holding a majority of the Principal Amount of Notes then held by such class, as applicable.

Upon the request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such amendment or supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such amendment or supplemental indenture unless such amendment or supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in is discretion, but shall not be obligated to, enter into such amendment or supplemental indenture.

It shall not be necessary for the consent of the Noteholders under this Section 11.2 to approve the particular form of any proposed amendment or supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Section 11.3 Effect of Amendments and Supplemental Indentures

Any amendment or supplemental indenture executed pursuant to the provisions of this Article XI shall comply with the Trust Indenture Act, as then in effect; provided that this Section 11.3 shall not require such amendment or supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgement by any party to such amendment or supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any amendment or supplemental indenture pursuant to the provisions of this Article XI, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 11.4 Notation on Notes

Notes authenticated and delivered after the execution of any amendment or supplemental indenture pursuant to the provisions of this Article XI may bear a notation in form approved by the Trustee as to any matter provided for in such amendment or supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such amendment or supplemental indenture may, at the Company’s expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 17.10) and delivered in exchange for the Notes then Outstanding, upon surrender of such Notes then Outstanding.

Section 11.5 Evidence of Compliance of Amendment or Supplemental Indenture to be Furnished to Trustee

The Trustee, subject to the provisions of Sections 8.1 and 8.2, shall be entitled to receive an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any amendment or supplemental indenture executed pursuant hereto complies with the requirements of this Article XI.

ARTICLE XII

CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 12.1 Company May Consolidate, Etc.

The Company shall not, directly or indirectly, consolidate with or merge with or into any other Person or sell, lease, convey or transfer all or substantially all its assets, whether in a single transaction or a series of related transactions, to any Person or group of affiliated Persons (other than a wholly-owned subsidiary of the Company) unless:

(a) either (i) in the case of a merger or consolidation that does not involve a transfer of all or substantially all of the Company’s properties and assets, the Company is the surviving entity or (ii) in case the Company shall consolidate with or merge into another Person or sell, lease, convey or transfer all or substantially all of its properties and assets, whether in a single transaction or a series of related transactions, to any Person, the Person formed by such consolidation or into which the Company is merged (if other than the Company), or the Person which acquires by sale, conveyance or transfer, or which leases the properties and assets of the Company substantially as an entirety, shall be a corporation, limited liability company, partnership, trust or other business entity, shall be organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the Redemption Price, the Repurchase Price, the Accreted Value and the Principal Amount of, as applicable, and premium, if any (including Liquidated Damages, Share Delivery Damages and/or Extension Fees, if any) on, all of the Notes and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for the applicable conversion rights set forth in Section 15.6 and the repurchase rights set forth in Article XVI;

(b) immediately after giving effect to such transaction, no Event of Default, and no event that after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

(c) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Article XII and that all conditions precedent herein provided for relating to such transaction have been complied with, together with any documents required under Article IX.

Section 12.2 Successor Entity to be Substituted

In case of any such consolidation, merger, sale, conveyance or lease in accordance with Section 12.1, and, where required in accordance with Section 12.1(a) upon the assumption by the successor entity, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the Redemption Price, the Repurchase Price, the Accreted Value and the Principal Amount of, and premium, if any (including Liquidated Damages, Share Delivery Damages and/or Extension Fees, if any) on all of the Notes and the punctual performance of all of the covenants of this Indenture to be performed by the Company, such successor entity shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor entity thereupon may cause to be signed, and may issue either in its own name or in the name of Monogram Biosciences, Inc. any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor entity instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes which such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture. In the event of any such consolidation, merger, sale, conveyance or lease, the Person named as the “Company” in the first paragraph of this Indenture or any successor which shall thereafter have become such in the manner prescribed in this Article XII may be dissolved, wound up and liquidated at any time thereafter and such Person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture.

In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

Section 12.3 Opinion of Counsel to be Given Trustee

The Trustee, subject to Sections 8.1 and 8.2, shall receive an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article XII.

ARTICLE XIII

SATISFACTION AND DISCHARGE OF INDENTURE

Section 13.1 Discharge of Indenture

When (a) the Company shall deliver to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes that have been destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Notes not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption of all of the Notes (other than any Notes which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including the Repurchase Price, Redemption Price or the Principal Amount of, as applicable, and premium, if any, due or to become due to such date of maturity or redemption date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company (including any accrued but unpaid Liquidated Damages, Share Delivery Damages or Extension Fees), then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Company accompanied by an Officers’ Certificate and an Opinion of Counsel if required by the Trustee pursuant to Section 17.5 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. Notwithstanding the satisfaction and discharge of this Indenture, the Company’s obligations to the Trustee under Section 8.6 and, if money shall have been deposited with the Trustee, the following shall survive until the Notes have been paid in full: (i) the remaining rights of registration of transfer, substitution and exchange and conversion of Notes, (ii) the rights hereunder of Noteholders to receive payments of the Redemption Price, the Repurchase Price or the Principal Amount of, as applicable, and premium, if any (including Liquidated Damages, Share Delivery Damages and/or Extension Fees, if any), on the Notes and the other rights, duties and obligations of Noteholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder (other than the rights of the Trustee under Section 8.6, which shall survive as provided above).

Section 13.2 Deposited Monies to be Held in Trust by Trustee

Subject to Section 13.4, all monies deposited with the Trustee pursuant to Section 13.1 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including in a segregated account of the Company if acting as its own paying agent), to the holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for the Repurchase Price, Redemption Price or the Principal Amount of, as applicable, and premium, if any (including Liquidated Damages, Share Delivery Damages and/or Extension Fees, if any).

Section 13.3 Paying Agent to Repay Monies Held

Upon the satisfaction and discharge of this Indenture, all monies then held by any paying agent of the Notes (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

Section 13.4 Return of Unclaimed Monies

Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee or any paying agent of the Notes for payment of the Accreted Value, Repurchase Price, Redemption Price or the Principal Amount of, as applicable, premium, if any (including Liquidated Damages, Share Delivery Damages and/or Extension Fees, if any) on the Notes and not applied but remaining unclaimed by the holders of Notes for two (2) years after the date upon which the Repurchase Price, Redemption Price or the Principal Amount of, as applicable, and premium, if any (including Liquidated Damages, Share Delivery Damages and/or Extension Fees, if any), on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or paying agent on written demand and all liability of the Trustee or paying agent shall thereupon cease with respect to such monies; and the holder of any of the Notes shall thereafter look only to the Company for any payment which such holder may be entitled to collect unless an applicable abandoned property law designates another Person.

Section 13.5 Reinstatement

If (i) the Trustee or the paying agent is unable to apply any money in accordance with Section 13.2 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application and (ii) the holders of at least 66 2/3% in Principal Amount of the Notes then Outstanding so request by written notice to the Trustee, the Company’s obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 13.1 until such time as the Trustee or the paying agent is permitted to apply all such money in accordance with Section 13.2; provided, however, that if the Company makes any payment of the Accreted Value, Redemption Price, Repurchase Price or Principal Amount of, as applicable, on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Notes to receive such payment from the money held by the Trustee or paying agent.

ARTICLE XIV

NO RECOURSE AGAINST OTHERS

Section 14.1 Indenture and Notes Solely Corporate Obligations

No direct or indirect partner, employee, incorporator, shareholder, director or officer, as such, past, present or future of the Company or any successor Person or any Subsidiary or any of the Company’s Affiliates, shall have any personal liability in respect of the obligations of the

Company under the Notes or this Indenture by reason of his, her or its status as such partner, employee, incorporator, shareholder, director or officer. Each Noteholder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

ARTICLE XV

CONVERSION OF NOTES

Section 15.1 Right to Convert

Subject to and upon compliance with the provisions of this Indenture, the holder of any Note shall have the right, at the holder’s option, prior to the close of business on December 31, 2026, at any time or times after the Issue Date, to convert the Principal Amount of any such Note, or any portion of such amount which is One Thousand United States Dollars ($1,000) or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the Principal Amount of the Note or portion thereof surrendered for conversion by the Conversion Price in effect at such time, by surrender of the Note so to be converted in whole or in part in the manner provided in Section 15.2. A holder of Notes is not entitled to any rights of a holder of Common Stock until such holder has converted his Notes to Common Stock, and only to the extent such Notes are deemed to have been converted to Common Stock under this Article XV. A Note with respect to which a holder has delivered a notice in accordance with Section 16.2 regarding such holder’s election to require the Company to repurchase such holder’s Notes may be converted in accordance with this Article XV only if such holder withdraws such repurchase notice by delivering a written notice of withdrawal to the Company prior to the close of business on the last Business Day prior to the day fixed for repurchase.

Section 15.2 Exercise of Conversion Privilege; Issuance of Common Stock on Conversion

In order to exercise the conversion privilege with respect to any Definitive Note, the holder of such Definitive Note then registered on the books of the Company shall (i) deliver a written notice, in the form of the conversion notice attached hereto as Exhibit B, or a facsimile thereof (the “Conversion Notice”), to the Trustee, the Company (with a copy to the Company’s legal counsel) and American Stock Transfer & Trust Co., the Company’s transfer agent at Operations Center, 6201 15th Avenue, Brooklyn, NY 11219, telephone (718) 921-8360, facsimile (718) 921-8310, of such holder’s election to convert, which notice shall specify that all of such Note shall be converted or the portion thereof to be converted (which shall be One Thousand United States Dollars ($1,000) or an integral multiple thereof) and the name or names (with address) in which the shares of Common Stock which shall be issuable on such conversion shall be issued, (ii) pay by wire transfer of immediately available funds or other method acceptable to the Company the transfer taxes, if any, required pursuant to Section 15.8, and (iii) surrender the Definitive Note to be converted in whole or in part to a common carrier for overnight delivery to the Company as soon as practicable following such date (or an indemnification undertaking or other form of security reasonably satisfactory to the Company with respect to such Definitive Note in the case of its loss, theft or destruction). Anything herein to the contrary notwithstanding, in the case of Global Securities, conversion notices may be delivered and a Participant’s interest in a Global Note may be surrendered for conversion in accordance with the Applicable Procedures as in effect from time to time. Each Note surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Note, be duly endorsed by, or be accompanied by instruments of transfer (including a broker’s letter regarding compliance with the prospectus delivery requirement, if applicable) in form satisfactory to the Company duly executed by, the holder or his duly authorized attorney.

As promptly as practicable after the later of the Conversion Date and the date that all calculations necessary to make delivery of the Conversion Shares have been made, but in no event later than three (3) Business Days after the later of such dates, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Noteholder (as if such transfer were a transfer of the Note or Notes (or portion thereof) so converted) the Trustee (or other conversion agent appointed by the Company, or if none has been appointed, the Company) shall (a)(i) in the case of shares of the Common Stock issuable upon such conversion that will not, following issuance, be Restricted Securities, at the holder’s request, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder’s or its designee’s balance account with the Depositary through its Deposit/Withdrawal At Custodian system or (ii) issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of full shares of Common Stock to which the holder shall be entitled upon such conversion, and (b) deliver to such holder a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 15.4. In case any Note of a denomination greater than One Thousand United States Dollars ($1,000) shall be surrendered for partial conversion, and subject to Section 2.3, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Note so surrendered, without charge to such holder, a new Note or Notes in authorized denominations in an aggregate Principal Amount equal to the unconverted portion of the surrendered Note.

If within three (3) Trading Days after the Conversion Date the Company shall fail to issue and deliver a certificate to the holder and register such shares of Common Stock on the Company’s share register or credit the holder’s balance account with The Depository Trust Company for the number of shares of Common Stock to which the holder is entitled upon the holder’s conversion hereunder, then the Company shall, within three (3) Trading Days after the holder’s request, promptly honor its obligation to deliver to the holder a certificate or certificates representing such shares of Common Stock or credit the holder’s balance account with The Depository Trust Company, and pay cash to the holder in an amount equal to one percent (1.0%) of the Principal Amount then being converted (such amount, “Share Delivery Damages”).

The conversion shall be deemed to have been effected as to any such Note (or portion thereof) on the date on which the requirements set forth above in this Section 15.2 have been satisfied as to such Note (or portion thereof) (such date, the “Conversion Date”), and the Person in whose name any shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on the Conversion Date the holder of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Note shall be surrendered. For purposes of determining satisfaction of the requirement set forth above with respect to the Conversion Date for any Note, any facsimile required to be sent shall be deemed to have been sent on a given day if such facsimile was received before 1:00 p.m., New York City time, on such date, to the number listed above (unless a different number is specified in a notice filed with the Trustee and sent by the Trustee, at the Company’s expense, to each holder of the Notes at such holder’s address appearing in the Note Register, as provided for in Section 2.5 of this Indenture) and a confirmation of transmission of such facsimile is obtained.

Upon a conversion of an interest in a Global Note, the Trustee (or other conversion agent appointed by the Company), or the Custodian at the direction of the Trustee (or other conversion agent appointed by the Company), shall make a notation on such Global Note as to the reduction in the Principal Amount represented thereby. The Company shall notify the Trustee in writing of any conversions of the Notes effected through any conversion agent other than the Trustee.

Section 15.3 Company Right to Force Automatic Conversion

The Company may, at its option, automatically convert all or a portion of the Notes (an “Automatic Conversion”) at any time prior to December 31, 2026 if (a) the Closing Price (as defined in Section 15.6(h)) per share of the Common Stock has exceeded One Hundred Twenty-five percent (125%) of the Conversion Price then in effect for at least twenty (20) Trading Days within a period of thirty (30) consecutive Trading Days ending within five (5) Trading Days of the date of delivery of the Automatic Conversion Notice (as defined below) specifying the date (the “Automatic Conversion Date”) on which an Automatic Conversion will become effective is sent to all holders of Notes and (b) the Equity Conditions shall have been satisfied as of the date of the Automatic Conversion Notice. Notwithstanding anything herein to the contrary, if at any time during the Automatic Conversion Period, the Equity Conditions are no longer satisfied (an “Automatic Conversion Equity Conditions Failure”), the Company shall provide a notice to the Trustee and each holder of Notes of such failure and, unless the Required Holders waive such failure, the Company shall be required to withdraw the Automatic Conversion Notice.

Unless the Company shall have theretofore called for redemption all of the Notes then Outstanding, if the Company elects to convert all or a portion of the Principal Amount of the Notes pursuant to this Section 15.3, the Company, or at its request (which must be received by the Trustee at least five (5) Business Days prior to the date the Trustee is requested to give notice as described below unless a shorter period is agreed to by the Trustee), the Trustee in the name of and at the expense of the Company, shall send or cause to be sent a notice (the “Automatic Conversion Notice”) of the Automatic Conversion not more than thirty (30) days but not less than ten (10) days before the Automatic Conversion Date to such holders at their last addresses as they shall appear upon the Notes Register. Except as required by the immediately preceding paragraph of this Section 15.3, such notice shall be irrevocable. Any notice that is sent in the manner herein provided shall be deemed given upon such holder of Notes actual receipt of the notice.

Subject to the limitations set forth in Section 15.6(h) and the satisfaction of the Equity Conditions as of the date of the Automatic Conversion Notice, all or any portion of any Premium Make-Whole Amount may be satisfied, at the election of the Company, by the delivery of shares of Common Stock (the “Premium Make-Whole Shares”). If the Company so elects to satisfy all or portion of any Premium Make-Whole Amount in shares of Common Stock, the number of shares it shall deliver shall be equal to the portion of the Premium Make-Whole Amount to be paid in shares of Common Stock divided by the product of (x) 97%, and (y) the arithmetic average of the Closing Prices on the ten (10) Trading Days ending two (2) Trading Days prior to the Automatic Conversion Date.

Notwithstanding anything to the contrary herein, the Company shall not effect any Automatic Conversion (or give any Automatic Conversion Notice) to the extent that effecting such conversion or paying any Deferred Amounts or Premium Make-Whole Amount required in connection therewith (in cash, shares or a combination thereof) would conflict with (i) the terms this Indenture or (ii) the terms of the Pfizer Subordination Agreement.

Each Automatic Conversion Notice shall state:

(a) the Automatic Conversion Date;

(b) the CUSIP number(s) of the Note(s) to be automatically converted;

(c) the place or places where such Notes are to be surrendered for conversion;

(d) the Conversion Price then in effect;

(e) that the Premium Make-Whole Amount shall be payable with respect to any Principal Amount converted during the Automatic Conversion Period;

(f) whether the Premium Make-Whole Amount shall be payable in cash or shares of Common Stock, or in a combination thereof, and, if in shares or partially in shares, the amount and calculation thereof and the dates to be used in making such calculation; and

(g) the Additional Shares, if any, to be issued pursuant to Section 15.13.

In case the Notes are to be converted in part only, the Automatic Conversion Notice shall state the portion of the Principal Amount thereof to be converted and shall state that on and after the Automatic Conversion Date, upon surrender of such Note, a new Note or Notes in a Principal Amount equal to the unconverted portion thereof will be issued.

Concurrently with the mailing of any such Automatic Conversion Notice (or any withdrawal of such Automatic Conversion Notice or notice of an Automatic Conversion Equity

Conditions Failure), the Company shall issue a press release announcing such Automatic Conversion, withdrawal or Automatic Conversion Equity Conditions Failure, as applicable, the form and content of which press release shall be determined by the Company in good faith, but in its sole discretion, and in accordance with applicable securities laws.

If any of the foregoing provisions or other provisions of this Section are inconsistent with applicable law, such law shall govern.

Each Noteholder who elects to convert Notes pursuant to the provisions of Article XV during an Automatic Conversion Period shall be entitled to receive the Premium Make-Whole Amount in respect of the Notes so converted and cash in respect of any fractional interest in a share of Common Stock on the Automatic Conversion Date pursuant to the terms of Section 15.2 hereof.

On or prior to 10:00 a.m., New York City time on the relevant Automatic Conversion Date, the Company shall deposit with the Trustee or with a paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 5.4) the cash portion of the Premium Make-Whole Amount.

During the period beginning on the Automatic Conversion Date and ending on the date thirty (30) days thereafter, the Company shall not publicly offer to sell any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Common Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing prior to such Automatic Conversion Date or pursuant to then outstanding options, warrants or rights), or publicly offer to sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing prior to such Automatic Conversion Date).

On the Automatic Conversion Date, subject to compliance with any restrictions on transfer if shares issuable on conversion and as Premium Make-Whole Shares are to be issued in a name other than that of the Noteholder (as if such transfer were a transfer of the Note or Notes (or portion thereof) so converted) the Trustee (or other conversion agent appointed by the Company, or if none has been appointed, the Company) shall (a)(i) in the case of shares of the Common Stock issuable upon such conversion or as Premium Make-Whole Shares that will not, following issuance, be Restricted Securities, at the holder’s request, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder’s or its designee’s balance account with the Depositary through its Deposit/Withdrawal At Custodian system or (ii) issue and deliver to the address as specified by the holder, or if none, as set forth in the Notes Register, a certificate, registered in the name of the holder or its designee, for the number of full shares of Common Stock to which the holder shall be entitled upon such conversion and as Premium Make-Whole Shares, and (b) deliver to such holder a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 15.4.

All Notes subject to the Automatic Conversion shall be delivered to the Company to be canceled. Failure to deliver such Notes shall not affect their automatic cancellation. In case any Note of a denomination greater than One Thousand United States Dollars ($1,000) shall be surrendered for partial conversion, and subject to Section 2.3, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Note so surrendered, without charge to such holder, a new Note or Notes in authorized denominations in an aggregate Principal Amount equal to the unconverted portion of the surrendered Note.

Section 15.4 Conversion Limitation; Cash Payments in Lieu of Fractional Shares

(a) No Noteholder shall have the right to convert any portion of such Note, to the extent that after giving effect to such conversion (including any Additional Shares), the Noteholder (together with the Noteholder’s affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion (the “Conversion Limitation”). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Noteholder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of a Note in respect of which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of any Note beneficially owned by the Noteholder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Noteholder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. Notwithstanding the foregoing, the Conversion Limitation shall not be applicable (i) on any of the ten Trading Days up to and including the maturity date of the Notes, or (ii) during the Automatic Conversion Period, or (iii) during the Repurchase Event Conversion/Repurchase Period.

(b) No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate Principal Amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered for conversion. If any fractional share of stock otherwise would be issuable upon the conversion of any Note or Notes, the Company shall calculate and pay a cash adjustment in lieu of such fractional share at the current market value thereof to the holder of Notes. For purposes of this Section 15.4(b), the current market value of a share of Common Stock shall be the Closing Price (determined as provided in Section 15.6(h)) on the first Trading Day immediately preceding the day on which the Notes (or specified portions thereof) are deemed to have been converted.

Section 15.5 Conversion Price

The conversion price shall be as specified in the form of Note (herein called the “Conversion Price”) attached as Exhibit A hereto, subject to adjustment as provided in this Article XV.

Section 15.6 Adjustment of Conversion Price

The Conversion Price shall be adjusted from time to time by the Company as follows:

(a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the Business Day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date (as defined in Section 15.6(h)) fixed for such determination and (ii) the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction in the Conversion Price to become effective immediately after the opening of business on the Business Day following the Record Date. If any dividend or distribution of the type described in this Section 15.6(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

(b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the Business Day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the Business Day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the Business Day following the day upon which such subdivision or combination becomes effective.

(c) In case the Company shall issue rights, options or warrants to all or substantially all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in Section 15.6(h)) on the Record Date fixed for the determination of shareholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Record Date by a fraction of which (i) the numerator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the Record Date plus the number of shares that the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price, and of which (ii) the denominator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase. Such adjustment shall be successively made whenever any such rights, options or warrants are issued and shall become effective immediately after the opening of business on the Business Day following the Record Date fixed for determination of shareholders entitled to receive such rights, options or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights, options or warrants, upon the expiration or termination of such rights or warrants the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights, options or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if the Record Date for the determination of shareholders entitled to receive such rights, options or warrants had not been fixed. In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights, options or warrants, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors.

(d) In case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 15.6(a) applies) or evidences of its Indebtedness or other assets (including securities, but excluding (1) any rights, options or warrants referred to in Section 15.6(c) and (2) dividends and distributions paid exclusively in cash, (the foregoing hereinafter in this Section 15.6(d) called the “Additional Securities”)), unless the Company elects to reserve such Additional Securities for distribution to the Noteholders upon conversion of the Notes so that any such holder converting Notes will receive upon such conversion, in addition to the shares of Common Stock to which such holder is entitled, the amount and kind of such Additional Securities which such holder would have received if such holder had converted its Notes into Common Stock immediately prior to the Record Date (as defined in Section 15.6(h)) for such distribution of the Additional Securities then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction of which (i) the numerator shall be the Current Market Price (determined as provided in Section 15.6(h)) on such date less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the Additional Securities so distributed applicable to one share of Common Stock and (ii) the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the Business Day following the Record Date; provided, however, that in the event the then fair market value (as so determined) of the portion of the Additional Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion of a Note (or any portion thereof) the amount of Common Stock, other capital stock, evidences of Indebtedness and other assets that such holder would have received had such holder converted such Note (or portion thereof) immediately prior to such Record Date and immediately thereafter received such Common Stock, other capital stock, evidence of Indebtedness and other assets distribution. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 15.6(d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the “Reference Period”) used in computing the Current Market Price pursuant to Section 15.6(h) to the extent possible, unless the Board of Directors in a Board Resolution determines in good faith that determining the fair market value during the Reference Period would not be in the best interest of the Noteholders.

In the event that the Company implements a new shareholder rights plan, such rights plan shall provide that upon conversion of the Notes the holders will receive, in addition to the Common Stock issuable upon such conversion, the rights issued under such rights plan as if the holders had converted the Notes prior to implementing the rights plan and notwithstanding the occurrence of an event causing such rights to separate from the Common Stock at or prior to the time of conversion. If the rights plan provides that upon separation of rights under such plan from the Common Stock that the holder would not be entitled to receive any such rights in respect of the Common Stock issuable upon conversion of the Note, the Conversion Price will be adjusted as provided in this Section 15.6(d) (with such separation deemed to be the distribution of such rights), subject to readjustment in the event of the expiration, termination or redemption of the rights. Any distribution of rights, options or warrants pursuant to a shareholder rights plan complying with the requirements set forth in the immediately preceding sentence of this paragraph shall not constitute a distribution of rights, options or warrants for the purposes of Section 15.6(c) or this Section 15.6(d).

Rights, options or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company’s capital stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (a “Trigger Event”): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 15.6(d) (and no adjustment to the Conversion Price under this Section 15.6(d) will be required) until the occurrence of the earliest Trigger Event. If such right, option or warrant is subject to subsequent events, upon the occurrence of which such right, option or warrant shall become exercisable to purchase different securities, evidences of Indebtedness or other assets or entitles the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right, option or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 15.6(d), (1) in the case of any such rights, options or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights, options or warrants all of which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights, options and warrants had never been issued.

For purposes of this Section 15.6(d) and Sections 15.6(a) and (c), any dividend or distribution to which this Section 15.6(d) is applicable that also includes shares of Common Stock, or rights, options or warrants to subscribe for or purchase shares of Common Stock to which Section 15.6(a) or 15.6(c) applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of Indebtedness, assets, shares of capital stock, rights, options or warrants other than such shares of Common Stock or rights or warrants to which Section 15.6(c) applies (and any Conversion Price reduction required by this Section 15.6(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights, options or warrants (and any further Conversion Price reduction required by Sections 15.6(a) and (c) with respect to such dividend or distribution shall then be made, except (A) the Record Date of such dividend or distribution shall be substituted as “the date fixed for the determination of shareholders entitled to receive such dividend or other distribution”, “Record Date fixed for such determination” and “Record Date” within the meaning of Section 15.6(a) and as “the date fixed for the determination of shareholders entitled to receive such rights, options or warrants”, “the Record Date fixed for the determination of the shareholders entitled to receive such rights, options or warrants” and “such Record Date” within the meaning of Section 15.6(c) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed “outstanding at the close of business on the date fixed for such determination” within the meaning of Section 15.6(a).

(e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 15.7 applies or as part of a distribution otherwise referred to in Section 15.6), then immediately after the close of business on the Record

Date for the distribution, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less the portion of the cash so distributed to one (1) share of Common Stock and (ii) the denominator of which shall be equal to the Current Market Price on such date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

(f) In case a tender offer made by the Company or any Subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to all or substantially all holders of its Common Stock (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of consideration having a fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive and described in a Board Resolution) that as of the last time (the “Expiration Time”) tenders could have been made pursuant to such tender offer (as it may be amended) exceeds the Current Market Price (determined as provided in Section 15.6(h)) on the Trading Day next succeeding the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the “Purchased Shares”) and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made. If the application of this Section 15.6(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 15.6(f).

(g) The Conversion Price shall be as specified in the form of Convertible Senior Note attached as Exhibit A hereto, subject to adjustment as provided in this Article XV.

(h) Notwithstanding the foregoing provisions of this Section 15.6, the number of shares of Common Stock issuable upon conversion of the Notes together with all Additional Shares issuable pursuant to the terms of this Indenture, including, without limitation, any portion of the Premium Make-Whole Amount paid in shares of Common Stock pursuant to Section 15.3, shall not be more than 873.50467 (as adjusted for stock splits, reverse stock splits, stock combinations, reclassifications, reorganizations and similar events) per $1000 of Principal Amount of Notes unless the Company obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such number of shares.

(i) For purposes of this Section 15.6, the following terms shall have the meaning indicated:

(1) “Closing Price” means, for any security as of any date, the last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price then the last trade price of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as mutually determined by the Company and the Trustee. If the Company and the Trustee are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 17.12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(2) “Current Market Price” means the arithmetic average of the daily Closing Prices per share of Common Stock for the ten (10) consecutive Trading Days immediately prior to the date in question; provided, however, that (1) if the “ex” date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.6(a), (b), (c) or (d) occurs during such ten (10) consecutive Trading Days, the Closing Price for each Trading Day prior to the “ex” date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the “ex” date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.6(a), (b), (c) or (d) occurs on or after the “ex” date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the “ex” date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (3) if the “ex” date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Price for each Trading Day on or after such “ex” date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined in good faith by the Company’s Board of Directors in a manner consistent with any determination of such value for purposes of Section 15.6(d), whose determination shall be conclusive and described in a Board Resolution) of the evidences of Indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such “ex” date. For purposes of this paragraph, the term “ex” date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 15.6, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 15.6 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

(3) “fair market value” means the amount which a willing buyer would pay a willing seller in an arm’s length transaction.

(4) “Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

(5) “Trading Day” means (x) if the applicable security is listed or admitted for trading on a national security exchange, a day on which such national security exchange, as applicable, is open for business or (y) if the applicable security is not so listed, admitted for trading or quoted, a Business Day.

(j) No adjustment in the Conversion Price shall be required under this Section 15.6 unless such adjustment would require an increase or decrease of at least one percent (1.0%) in such price; provided, however, that any adjustments which by reason of this Section 15.6(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article XV shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value or no par value of the Common Stock.

(k) Subject to Section 15.6(i), whenever the Conversion Price is adjusted as provided in this Section 15.6, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officer’s Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall send such notice of such adjustment of the Conversion Price to the holder of each Note at his last address appearing on the Note Register provided for in Section 2.5, within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice shall not effect the legality or validity of any such adjustment.

(l) In any case in which this Section 15.6 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Note converted after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 15.4.

(m) For purposes of this Section 15.6, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

Section 15.7 Effect of Reclassification, Consolidation, Merger or Sale

Subject to the provisions of Article XVI, if any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (other than as a result of a change in name, a change in par value or a change in the jurisdiction of incorporation), (iii) any statutory exchange as a result of which holders of Common Stock generally shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (such transaction, a “Statutory Exchange”), or (iv) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that such Note shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Notes (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Notes) immediately prior to such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, that holders of Common Stock who were entitled to vote or consent to such transaction had as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, combination, Statutory Exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, combination, Statutory Exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised (“non-electing share”), then for the purposes of this Section 15.7 the kind and amount of securities, cash or other property receivable upon such consolidation, merger, combination, Statutory Exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XV. If, in the case of any such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock include shares of stock or other securities and assets of a Person other than the successor or purchasing Person, as the case may be, in such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance, then such supplemental indenture shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the holders of the Notes as the Company’s Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the repurchase rights set forth in Article XVI herein.

The Company shall cause notice of the execution of such supplemental indenture to be sent to each holder of Notes, at his address appearing on the Note Register provided for in

Section 2.5 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

The above provisions of this Section 15.7 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

If this Section 15.7 applies to any event or occurrence, Section 15.6 shall not apply.

Section 15.8 Taxes on Shares Issued

The issue of stock certificates on conversions of Notes shall be made without charge to the converting Noteholder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Note converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 15.9 Reservation of Shares; Shares to be Fully Paid; Listing of Common Stock

The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, reserved for the purpose of issuance, no less than one hundred percent (100%) of the number of shares of Common Stock needed to provide for the issuance of Common Stock upon conversion of all of the Notes without regard to any limitations on conversions or exercise (including any Additional Shares).

The Company (i) will not increase the par value of any shares of Common Stock issuable upon conversion of the Notes above the Conversion Price then in effect, (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon conversion of the Notes and (iii) will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issuable after the conversion of all of the Notes would exceed the total number of shares of Common Stock then authorized by the Company’s certificate of incorporation and available for the purpose of issue upon such exercise.

The Company covenants that all shares of Common Stock issued upon conversion of Notes will be fully paid and non-assessable by the Company and free from all preemptive and other similar rights, and all taxes, liens and charges with respect to the issue thereof.

The Company is obligated to register the Notes and the shares of Common Stock issuable upon conversion of the Notes for resale under the Securities Act pursuant to the Registration Rights Agreement. The Notes and the shares of Common Stock issuable upon conversion of the Notes shall constitute Registrable Securities (as such term is defined in the Registration Rights Agreement). Each holder of Notes shall be entitled to all of the benefits afforded to a holder of Registrable Securities under the Registration Rights Agreement and such holder, by its acceptance of a Note, agrees and shall agree to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such holder as a holder of such Registrable Securities.

The Company shall use commercially reasonable efforts to promptly secure the listing of the shares of Common Stock issuable upon conversion of a Note upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon conversion of such Note) and shall use commercially reasonable efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the conversion of all then Outstanding Notes; and the Company shall use commercially reasonable efforts to list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon conversion of the Notes if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 15.9.

Section 15.10 Responsibility of Trustee

The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any holder of Notes to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other conversion agent make no representations with respect thereto. Subject to the provisions of Section 8.1, neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article XV. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine whether a supplemental indenture need be entered into under Section 15.7 or the correctness of any provisions contained in any supplemental indenture entered into pursuant to such section relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Noteholders upon the conversion of their Notes after any event referred to in such Section 15.7 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 8.1, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officer’s Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

Section 15.11 Notice to Holders Prior to Certain Actions

In case:

(a) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

(b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

(c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required (other than a merger that only serves to change the Company’s name or jurisdiction of incorporation), or of the sale or transfer of all or substantially all of the assets of the Company; or

(d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall cause to be filed with the Trustee and to be sent to each holder of Notes at its address appearing on the Note Register, provided for in Section 2.5 of this Indenture, as promptly as possible but in any event at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

Section 15.12 Holder Not Deemed a Shareholder

Except as otherwise specifically provided herein, prior to a Noteholder’s receipt of Common Stock upon conversion of a Note, the Noteholder shall not be entitled, as such, to any rights of a shareholder of the Company, including, without limitation, the right to vote or to consent to any action of the shareholders of the Company, to receive dividends or other distributions, to exercise any preemptive right or to receive dividends or other distributions, or to receive any notice of meetings of shareholders of the Company, and shall not be entitled to receive any notice of any proceedings of the Company. In addition, nothing contained in this Indenture shall be construed as imposing any liabilities on such holder to purchase any securities (upon conversion of a Note or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

Section 15.13 Adjustment to Conversion Price in Connection with Certain Changes of Control

In case (x) a Change of Control occurs (disregarding, for purposes of this Section 15.13, the proviso at the end of such definition), (y) 10% or more of the consideration received by holders of the Common Stock in connection with such Change of Control consists of cash or securities or other property that is not traded or scheduled to be traded immediately following such transaction on an Eligible Market and (z) a holder elects to convert its Notes, pursuant to this Article XV, during the Repurchase Event Conversion/Repurchase Period, the number of shares of Common Stock deliverable for any such Notes surrendered for conversion shall be increased by a number of additional shares of Common Stock (the “Additional Shares”) as described below.

The number of Additional Shares will be determined by reference to the table attached as Schedule A hereto, based on the effective date of such Change of Control (the “Effective Date”) and the price (the “Stock Price”) paid per share of the Common Stock in such Change of Control. If holders of Common Stock receive only cash in such Change of Control, the Stock Price shall be the cash amount paid per share. Otherwise, the Stock Price shall be the average of the Closing Prices of Common Stock on the five Trading Days up to but not including the Effective Date of the Change of Control.

The Stock Prices set forth in the first row of the table in Schedule A hereto will be adjusted as of any date on which the Conversion Price of the Securities is adjusted pursuant to Section 15.6. The adjusted Stock Price will equal the Stock Price applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Price as so adjusted and the denominator of which is the Conversion Price immediately prior to such adjustment giving rise to the Stock Price adjustment in each case calculated exclusive of all Additional Shares. If an adjustment is made to the Conversion Price pursuant to Section 15.6, the number of Additional Shares will be adjusted by multiplying such amount by a fraction, the numerator of which is the Conversion Price immediately prior to such adjustment and the denominator of which is the Conversion Price as so adjusted in each case calculated exclusive of all Additional Shares.

The exact Stock Prices and Effective Dates may not be set forth in the table in Schedule A, in which case:

(i) if the Stock Price is between two Stock Price amounts in the table or the Effective Date is between two Effective Dates in the table, the number of Additional Shares will be determined by a straight-line interpolation between the number of Additional Shares set forth for the higher and lower Stock Price amounts and the two dates, as applicable, based on a 365-day year,

(ii) if the Stock Price is equal to or in excess of $6.50 per share, subject to adjustments set forth in Section 15.6, no Additional Shares will be issued upon conversion, and

(iii) if the Stock Price is less than $2.00 per share, subject to adjustments set forth in Section 15.6, no Additional Shares will be issued upon conversion.

The Company shall issue the Additional Shares solely in shares of Common Stock (other than cash paid in lieu of fractional shares) or in the same form of consideration into which all or substantially all of the shares of Common Stock have been converted or exchanged in connection with the Change of Control. If holders of the Common Stock receive or have the right to receive more than one form of consideration in connection with such Change of Control, then, for purposes of the foregoing, the forms of consideration in which the Additional Shares shall be paid shall be in proportion to the different forms of consideration paid to holders of Common Stock in connection with such Change of Control.

Except as otherwise provided herein or in the Notes, the Company or its agents shall be responsible for making all calculations required under the terms of this Section 15.13. Any determination that the Company shall be made in good faith and, absent manifest error, shall be final and binding on Noteholders. The Company or its agents shall be required to deliver to the Trustee a schedule of its calculations and the Trustee shall be entitled to conclusively rely upon the accuracy of such calculation without independent verification.

Promptly after determination of the actual number of Additional Shares to be issued in respect of the Change of Control, the Company shall publish a notice containing this information in a newspaper published in the English language, customarily published each Business Day and of general circulation in the City of New York or publish such information on the Company’s website or through such other public medium as the Company may use at that time.

ARTICLE XVI

REPURCHASE RIGHT

Section 16.1 Repurchase Right

(a) If, at any time prior to December 31, 2026 there shall occur a Repurchase Event (as defined in Section 16.3), then each holder shall have the right, at such holder’s option, to require the Company to repurchase all of such holder’s Notes, or any portion thereof (in Principal Amounts of One Thousand United States Dollars ($1,000) or integral multiples thereof), on the date set by the Company (a “Repurchase Date”) that is no less than thirty (30) and no more than forty (40) calendar days after the date of the Company Notice (as defined in Section 16.2(a) below) delivered following the occurrence of such Repurchase Event (or, if such 40th day is not a Business Day, the next succeeding Business Day). Such repurchase shall be made in cash at a price equal to 100% of the Accreted Value of the Notes such holder elects to require the Company to repurchase plus the Premium Make-Whole Amount, if any relating thereto (the “Repurchase Price”).

(b) In addition, all or any portion of the Outstanding Notes shall be purchased by the Company at the option of each Noteholder on December 31, 2011, December 31, 2016 and December 31, 2021 (each, also a “Repurchase Date”), at the Repurchase Price.

(c) Notwithstanding anything in this Article XVI to the contrary, if a redemption date pursuant to Article III shall occur prior to any Repurchase Date established pursuant to a Company Notice under Section 16.2, provided that the Company shall have deposited or set aside an amount of money sufficient to redeem such Notes as set forth in Section 3.2 on or before such Repurchase Date, all such Notes shall be redeemed pursuant to Article III and the repurchase rights hereunder shall have no effect.

Section 16.2 Notices; Method of Exercising Repurchase Right, Etc.

(a) Unless the Company shall have theretofore called for redemption all of the Outstanding Notes and deposited or set aside an amount of money sufficient to redeem such Notes on the redemption date as set forth in Section 3.2, on or before (x) the tenth (10th) calendar day following the occurrence of a Repurchase Event and (y) each of December 1, 2011, December 1, 2016 and December 1, 2021 (unless a shorter time shall be satisfactory to the Trustee), the Company or, at the written request of the Company, the Trustee, shall send to all holders of record of the Notes a notice (the “Company Notice”) in the form as prepared by the Company of the repurchase right set forth herein arising as of the result of the occurrence of a Repurchase Event or on each of December 31, 2011, December 31, 2016 and December 31, 2021. The Company shall also deliver a copy of such notice to the Trustee. The Company Notice shall contain the following information:

(1) a brief description of the Repurchase Event;

(2) the applicable Repurchase Date;

(3) the CUSIP number(s) of the Note(s) subject to the repurchase right;

(4) the date by which the repurchase right must be exercised;

(5) the last date by which the election to require repurchase, if submitted, must be revoked;

(6) the Repurchase Price;

(7) a description of the procedure which a holder must follow to exercise a repurchase right;

(8) in the case of a Repurchase Event occurring prior to the third anniversary of the Issue Date, that a Premium Make-Whole Amount is required to be paid by the Company upon any repurchase in connection with such Repurchase Event;

(9) the Additional Shares, if any, to be issued pursuant to Section 15.13; and

(10) that the Notes may be converted pursuant to Section 15.1, the Conversion Price then in effect, the date on which the Accreted Value will cease to accrue and the right to convert the Principal Amount of the Notes to be repurchased will terminate and the place or places where Notes may be surrendered for conversion.

No failure of the Company to give the foregoing notices or defect therein shall limit any holder’s right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Notes.

If any of the foregoing provisions are inconsistent with applicable law, such law shall govern.

(b) To exercise a repurchase right, a holder shall deliver to the Trustee on or before the close of business on the Business Day during the period beginning upon receipt of the Company Notice and ending fifteen (15) Trading Days after the relevant Repurchase Date (the “Repurchase Event Conversion/Repurchase Period”) (i) written notice to the Company (or agent designated by the Company for such purpose) of the holder’s exercise of such right in substantially the form attached hereto as Exhibit C (the “Repurchase Notice”), which Repurchase Notice shall set forth the name of the holder, the portion of the Accreted Value of the Notes to be repurchased, and a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Notes with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company, or, if not certificated, the Repurchase Notice must comply with appropriate procedures of the Depositary. Election of repurchase by a holder shall be revocable at any time prior to the close of business on the last Business Day prior to the relevant Repurchase Date, by delivering written notice to that effect to the Trustee prior to the close of business on the Business Day prior to the relevant Repurchase Date.

(c) If the Company fails to repurchase on any relevant Repurchase Date any Notes (or portions thereof) as to which the repurchase right has been properly exercised, then Accreted Value will continue to accrue on each such Note and each such Note shall be convertible into Common Stock in accordance with this Indenture (without giving effect to Section 16.2(b)) until the Repurchase Price of such Note shall have been paid or duly provided for.

(d) Any Note that is to be repurchased only in part shall be surrendered to the Trustee duly endorsed for transfer to the Company and accompanied by appropriate evidence of genuineness and authority satisfactory to the Company and the Trustee duly executed by the holder thereof (or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the holder of such Note without service charge, a new Note or Notes, containing identical terms and conditions, of any authorized denomination as requested by such holder representing an aggregate Principal Amount equal to and in exchange for the unrepurchased portion of the Accreted Value of the Note so surrendered.

(e) On or prior to 1:00 p.m., New York City time on the relevant Repurchase Date, the Company shall deposit with the Trustee or with a paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 5.4) the Repurchase Price in cash for payment to the holder on the relevant Repurchase Date. If on or after the date of repurchase the Company shall have deposited (or segregated and be holding in trust) funds sufficient to pay the Repurchase Price of all Notes (or portions thereof) as to which the holders have duly exercised their repurchase rights pursuant to this Section 16.2, then on and after such date Accreted Value on such Notes (or portions thereof) shall cease to accrue and such Notes shall cease at the close of business on such date to be convertible into Common Stock and, except as provided in Section 8.5 and Section 13.4, to be entitled to any benefit or security under this Indenture and the holders thereof shall have no right in respect of such Notes except the right to receive the Repurchase Price of such Notes (or portions thereof).

(f) If the Company is unable to repurchase on the relevant Repurchase Date all of the Notes (or portions thereof) as to which the repurchase right has been properly exercised, the aggregate amount of Notes the Company may repurchase shall be allocated pro rata among each Note (or portion thereof) surrendered for repurchase, based on the Accreted Value of such Note, in proportion to the aggregate amount of Notes surrendered for repurchase.

(g) All Notes delivered for repurchase shall be delivered to the Trustee to be canceled in accordance with the provisions of Section 2.8.

(h) If any of the foregoing provisions are inconsistent with applicable law, such law shall govern.

Section 16.3 Certain Definitions

For purposes of this Article XVI:

(a) The term “beneficial owner” shall be determined in accordance with Rule 13d-3 and 13d-5, as in effect on the date of the original execution of this Indenture, promulgated by the Commission pursuant to the Exchange Act.

(b) The term “person” or “group” shall include any syndicate or group which would be deemed to be a “person” under Section 13(e) and 14(d) of the Exchange Act as in effect on the date of the original execution of this Indenture.

(c) The term “Continuing Director” means at any date a member of the Company’s Board of Directors (i) who was a member of such board on the date of the Securities Purchase Agreement or (ii) who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Company’s Board of Directors was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or such lesser number comprising a majority of a nominating committee if authority for such nominations or elections has been delegated to a nominating committee whose authority and composition have been approved by at least a majority of the directors who were Continuing Directors at the time such committee was formed. (Under this definition, if the Board of Directors of the Company as of the date of this Indenture were to approve a new director or directors and then resign, no Change of Control would occur even though all of the current members of the Board of Directors would thereafter cease to be in office).

(d) The term “Repurchase Event” means a Change of Control or a Termination of Trading.

(e) A “Change of Control” shall be deemed to have occurred when (i) any person or group, together with its affiliates, is or becomes the beneficial owner of shares representing more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in elections of directors of the Company (the “Voting Stock”); (ii) approval by the stockholders of the Company of any plan or proposal for the liquidation, dissolution or winding up of the Company; (iii) the Company (A) consolidates with or merges into any other corporation or any other corporation merges into the Company, and in the case of any such transaction, the outstanding Common Stock of the Company is changed or exchanged into other assets or securities as a result or (B) conveys, transfers or leases all or substantially all of its assets to any Person (other than a wholly-owned subsidiary as a result of which the Company becomes a holding company), unless in either such case the stockholders of the Company immediately before such transaction own, directly or indirectly immediately following such transaction, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the Voting Stock immediately before such transaction; or (iv) any time Continuing Directors do not constitute a majority of the Board of Directors of the Company (or, if applicable, a successor corporation to the Company); provided that a Change of Control shall not be deemed to have occurred if at least ninety percent (90%) of the consideration (excluding cash payments for fractional shares) in the transaction or transactions constituting the Change of Control consists of (and the capital stock into which the Notes would be convertible consists of) shares of capital stock that are, or upon issuance will be, traded on an Eligible Market and as a result of such transaction the obligations of the Company under the Notes and this Indenture are expressly assumed by the Person issuing such consideration in such Change of Control.

(f) A “Termination of Trading” shall be deemed to have occurred if, after the date hereof, the Common Stock (or other common stock into which the Notes are then convertible) is not listed for trading on a United States national securities exchange, quoted on The NASDAQ Capital Market, or approved for trading and/or eligible for quotation on an established automated over-the-counter trading market in the United States, including the OTC Bulletin Board (each, an “Eligible Market” and collectively, the “Eligible Markets”), but excluding the “pink sheets” or any similar quotation system.

ARTICLE XVII

MISCELLANEOUS PROVISIONS

Section 17.1 Provisions Binding on Company’s Successors

All the covenants, stipulations, promises and agreements of the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

Section 17.2 Official Acts by Successor Corporation

Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

Section 17.3 Addresses for Notices, Etc.

Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company and any notice, direction, request or demand hereunder to or upon the Trustee or to or upon any Noteholder shall be deemed to have been sufficiently given or made, for all purposes (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (evidence by mechanically or electronically generated receipt by the sender’s facsimile machine); (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service; or (iv) three (3) Business Days after deposit in the United States mail, with first-class postage pre-paid, mailed by registered or certified mail; in each case properly addressed to the party to receive the same. The addresses and facsimile numbers of such communications shall be:

If to the Company:

Monogram Biosciences, Inc.

345 Oyster Point Boulevard

South San Francisco, California 94080

Attention: Chief Financial Officer

Fax: (650) 635-1111

with copy at the same address to:

Attention: General Counsel

Fax: (650) 635-1111

and with additional copy to:

Cooley Godward Kronish, LLP

4401 Eastgate Mall

San Diego, CA 92121-1909

Attn: Steven Przesmicki

Fax: (858) 550-6420

If to the Trustee:

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Jeff Carlson, Corporate Trust Services (Monogram

Biosciences, Inc. 0% Convertible Senior Unsecured Notes due

2026)

Tel: (651) 495-3918

Fax: (651) 495-8097

If to a Noteholder:

At the address and facsimile number of such Noteholder, as set forth on the Note Register, which shall initially include the information set forth in the Securities Purchase Agreement regarding notices.

The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications. The Trustee shall use reasonable commercial efforts to provide any notice of default, notice of redemption and notice of conversion to each holder by facsimile, if and to the extent such holder’s facsimile number is set forth in the Note Register.

Failure to give a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is given or made in the manner provided above, it is duly given or made, whether or not the addressee receives it.

Section 17.4 Governing Law; Jurisdiction; Jury Trial

This Indenture and each Note shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of the State of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in New York City, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Indenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Indenture shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Indenture in that jurisdiction or the validity or enforceability of any provision of this Indenture in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Section 17.5 Evidence of Compliance with Conditions Precedent; Certificates to Trustee

Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that in the opinion of the person executing such Officer’s Certificate all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Each certificate or opinion provided for by or on behalf of the Company in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been satisfied or waived.

Section 17.6 Legal Holidays

In any case where the date of maturity of principal of the Notes or the date fixed for redemption of any Note will not be a Business Day, then payment of such principal of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption.

Section 17.7 Trust Indenture Act

This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act governing indentures qualified under the Trust Indenture Act; provided, however, that this Section 17.7 shall not require that this Indenture or the Trustee be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party hereto that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

Section 17.8 Benefits of Indenture

Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto, any paying agent, any authenticating agent, any Note Registrar and their successors hereunder, the holders of Notes, and the holders of Senior Debt, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 17.9 Table of Contents, Headings, Etc.

The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 17.10 Authenticating Agent

The Trustee may appoint an authenticating agent which shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.4, 2.5, 2.6, 2.7, 3.3, 15.2, 15.3 and 16.2, as fully for all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes “by the Trustee” and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee’s certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 8.9.

Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall send notice of such appointment to all holders of Notes as the names and addresses of such holders appear on the Note Register.

The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services.

The provisions of Sections 8.2, 8.3, 8.4, 9.3 and this Section 17.10 shall be applicable to any authenticating agent.

Section 17.11 Execution in Counterparts

This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 17.12 No Adverse Interpretation of Other Agreements

This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any Subsidiary of the Company. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 17.13 Severability

In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, all of the parties hereto have caused this Indenture to be duly signed as of the date first written above.

MONOGRAM BIOSCIENCES, INC.

By:
Name:
Title:
Attest:

Name:
Title:
U.S. BANK NATIONAL ASSOCIATION as Trustee

By:
Name:
Title:

[SIGNATURE PAGE TO INDENTURE]

S-1

SCHEDULE A

The following table sets forth the number of Additional Shares to be received per $1,000 Principal Amount of Notes.

	Stock Price
	$2.00	$2.50	$3.00	$3.50	$4.00	$4.50	$5.00	$5.50	$6.00	$6.50
1/12/2007	44.9	33.9	28.2	24.2	21.2	18.8	16.9	15.4	14.1	13.0
12/31/2007	44.0	23.4	18.8	16.1	14.1	12.6	11.3	10.3	9.4	8.7
12/31/2008	44.0	15.7	9.4	8.1	7.1	6.3	5.6	5.1	4.7	4.3
12/31/2009	44.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
12/31/2010	44.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
12/31/2011	44.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

EXHIBIT A

FORM OF 0% CONVERTIBLE SENIOR UNSECURED NOTE DUE 2026

MONOGRAM BIOSCIENCES, INC.

[FORM OF FACE OF NOTE]

[THE FOLLOWING PARAGRAPH SHALL APPEAR ON THE FACE OF EACH RESTRICTED NOTE.: THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THIS SECURITY.

[THE COMPANY MAY, BUT IS NOT OBLIGATED TO, INSTRUCT THE TRUSTEE TO PLACE THE FOLLOWING PARAGRAPH ON THE FACE OF EACH NOTE HELD BY OR TRANSFERRED TO AN “AFFILIATE” (AS DEFINED IN RULE 501(B) OF REGULATION D UNDER THE SECURITIES ACT) OF THE COMPANY: THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE HELD BY A PERSON WHO MAY BE DEEMED TO BE AN AFFILIATE OF THE ISSUER FOR PURPOSES OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY BE SOLD ONLY IN COMPLIANCE WITH RULE 144 OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

[THE FOLLOWING PARAGRAPH SHALL APPEAR ON THE FACE OF EACH GLOBAL NOTE: THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.6 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.5(b) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.8 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

FOR PURPOSES OF SECTIONS 1272, 1273, AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS SECURITY IS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY FOR THIS SECURITY ARE AVAILABLE FROM THE COMPANY BY TELEPHONING THE COMPANY’S FINANCE DEPARTMENT AT (650) 635-1100 OR BY SUBMITTING A WRITTEN REQUEST TO: MONOGRAM BIOSCIENCES, INC., 345 OYSTER POINT BOULEVARD, SOUTH SAN FRANCISCO, CALIFORNIA 94080, ATTENTION: FINANCE DEPARTMENT.

THIS CONVERTIBLE SENIOR UNSECURED NOTE DUE 2026 (THE “NOTE”) AND ANY AND ALL PAYMENTS HEREUNDER ARE SUBORDINATED PURSUANT TO THE TERMS OF ARTICLE IV OF THAT INDENTURE, DATED AS OF JANUARY 12, 2007, BETWEEN THE COMPANY, AS ISSUER, AND U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE (THE “INDENTURE”). ALL PAYMENTS OF INDEBTEDNESS EVIDENCED BY THIS NOTE, INCLUDING, WITHOUT LIMITATION, PAYMENTS OF THE ACCRETED VALUE, ANY REDEMPTION PRICE, THE REPURCHASE PRICE, ANY SHARE DELIVERY DAMAGES OR LIQUIDATED DAMAGES, EXTENSION FEES, FEES, EXPENSES AND ALL OTHER AMOUNTS DUE THEREUNDER ARE SUBORDINATED TO PAYMENT OF THE SENIOR INDEBTEDNESS AS DEFINED IN THE INDENTURE AND TO THE EXTENT SET FORTH THEREIN.

IN ADDITION, THIS NOTE IS SUBJECT TO A SUBORDINATION AGREEMENT DATED AS OF JANUARY 12, 2007, BETWEEN PFIZER INC., AND U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE PURSUANT TO THE INDENTURE BETWEEN THE COMPANY AND U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, WHICH AMONG OTHER THINGS, SUBORDINATES THE COMPANY’S OBLIGATIONS HEREUNDER TO THE COMPANY’S OBLIGATIONS TO CERTAIN HOLDERS OF SENIOR DEBT, AS MORE FULLY DESCRIBED IN SAID SUBORDINATION AGREEMENT.

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MONOGRAM BIOSCIENCES, INC.

0% Convertible Senior Unsecured Note due 2026

No. 1	$30,000,000

CUSIP No. 60975U AA 6

Monogram Biosciences, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor corporation permitted under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Thirty Million United States Dollars on December 31, 2026. Payment of the principal of, and other amounts on, this Note shall be made at the office or agency of the Company in the city and state of New York, maintained for that purpose, which shall be the Corporate Trust Office of the Trustee, or at any other office or agency permitted by the Indenture, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving a holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

MONOGRAM BIOSCIENCES, INC.

[Name, Title]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION U.S. BANK NATIONAL ASSOCIATION, as Trustee, certifies that this is one of the Notes described in the within-named Indenture.

Dated:

By:
Authorized Signatory

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[FORM OF REVERSE OF NOTE]

MONOGRAM BIOSCIENCES, INC.

0% Convertible Senior Unsecured Note due 2026

This Note is one of a duly authorized issue of Notes of the Company, designated as its 0% Convertible Senior Unsecured Notes due 2026 (herein called the “Notes”), initially limited to the aggregate Principal Amount of Thirty Million United States Dollars ($30,000,000), all issued or to be issued under and pursuant to an Indenture dated as of January 12, 2007 (herein called the “Indenture”), between the Company and U.S. Bank National Association (herein called the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. All capitalized terms used herein without definition shall have their respective meanings set forth in the Indenture.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the Accreted Value of, and Premium Make-Whole Amount, if any, (and Liquidated Damages, Share Delivery Damages and Extension Fees to the extent accrued and unpaid) on, all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. Share Delivery Damages payable pursuant to Section 15.2 of the Indenture, if any, shall be paid within ten (10) Business Days of the date from which such damages accrued pursuant to Section 15.2. Liquidated Damages on the Notes paid pursuant to Section 2(f) of the Registration Rights Agreement, if any, shall be paid at the times and in the manner provided therein. Extension Fees payable pursuant to Section 7.1 of the Indenture, if any, shall be payable within 60 days of a Filing Failure.

The Indenture contains provisions permitting the Company and the Trustee in certain limited circumstances, without the consent of the holders of the Notes, and in other circumstances, with the consent of the Required Holders, evidenced as in the Indenture provided, to execute amendments to the Indenture or supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided, however, that no such amendment or supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the Principal Amount thereof or premium, if any, thereon, or reduce the rate of accretion of principal, or reduce any amount payable on redemption or repurchase thereof, impair, or change in any respect adverse to the holder of Notes the obligation of the Company to repurchase any Note at the option of the holder upon the happening of a Repurchase Event or any Repurchase Date or the number of Additional Shares issuable or the payment of the Premium Make-Whole Amount, or impair or adversely affect the right of any Noteholder to institute suit for the payment thereof, or change the currency in which the Notes are payable, or reduce the quorum or voting requirements under the Indenture, or change the ranking of the Notes in a manner adverse to the Noteholders, or make any change in the amendment provisions which require each Noteholder’s consent or in the waiver provisions, or modify any of the provisions of Section 11.2 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Noteholder of each Outstanding Note affected thereby, or impair or change in any respect adverse to the Noteholders the right to convert the Notes into Common Stock subject to the terms set forth therein, including Sections 15.6 and 15.7 of the Indenture, in each such case without the consent of the holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, or modify the first paragraph of Section 11.2 of the Indenture, without the consent of the holders of all Notes then Outstanding.

It is also provided in the Indenture that the Required Holders may on behalf of the holders of all of the Notes waive any past or existing default or Event of Default under the Indenture and its consequences except (i) a default in the payment of the Redemption Price, the Repurchase Price, the Accreted Value or the Principal Amount of, as applicable, and premium (including Liquidated Damages, Share Delivery Damages or Extension Fees), if any, on the Notes when due, (ii) a failure by the Company to convert any Notes into Common Stock or (iii) a default in respect of a covenant or provisions of the Indenture which under Article XI thereof cannot be modified or amended without the consent of all affected holders of Notes then Outstanding. Any such consent or waiver by a holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether any notation thereof is made upon this Note or such other Notes.

The payment of Accreted Value, Principal Amount, Redemption Price, Repurchase, Liquidated Damages, Share Delivery Damages, Extension Fees, fees, expenses or any other amounts in respect of the Notes will be subordinated in right of payment to the prior payment in full of Senior Indebtedness as and to the extent set forth in Article IV of the Indenture and to the extent set forth in the Pfizer Subordination Agreement.

The Notes shall be issuable in registered form without coupons in denominations of One Thousand United States Dollars ($1,000) Principal Amount and integral multiples thereof. At the office of Trustee or the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessments or other governmental charges that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

Prior to December 31, 2009, the Notes are not redeemable. On any Business Day from and after December 31, 2009, subject in certain cases to the satisfaction of the Equity Conditions as set forth in Section 3.1 of the Indenture, the Company may, at its option, redeem all or any part of the Notes, upon notice as set forth in the Indenture, and the Company shall pay each holder of Notes redeemed a redemption price equal to the Accreted Value of such Notes, plus Liquidated Damages, if any, accrued and unpaid thereon, if any, to, but excluding, the date of redemption.

If such notice of redemption has been given as provided in the Indenture, the Notes or portion of Notes called for redemption shall, unless converted into Common Stock pursuant to the terms of the Indenture, become due and payable on the date and at the place or places stated in such notice at the

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applicable Redemption Price and on and after such date (unless the Company shall default in the deposit of the amount of money sufficient to redeem such Notes). The Accreted Value of Notes or portion of Notes so called for redemption shall cease to accrue and such Notes shall cease at the close of business on the Business Day immediately preceding redemption to be convertible into Common Stock and, except as provided in Sections 8.5 and 13.4 of the Indenture, to be entitled to any benefit or security under the Indenture, and the holders of such Notes shall have no right in respect of such Notes except the right to receive the Redemption Price. On presentation and surrender of such Notes at a place of payment specified in such notice, such Notes or the specified portions thereof to be redeemed shall be paid and redeemed by the Company at the applicable Redemption Price.

The Notes are not subject to redemption through the operation of any sinking fund.

Upon the occurrence of a Repurchase Event at any time prior to December 31, 2026, the Noteholder has the right, at such holder’s option, to require the Company to repurchase all or any portion of such holder’s Notes or any portion thereof (in the Principal Amounts of One Thousand United States Dollars ($1,000) or integral multiples thereof) on a date set by the Company that is no less than thirty (30) and no more than forty (40) calendar days after notice of such Repurchase Event at a price equal to 100% of the Accreted Value of the Notes such holder elects to require the Company plus the Premium Make-Whole Amount, if any (the “Repurchase Price”). In addition, all or any portion of Outstanding Notes shall be purchased by the Company at the option of each Noteholder on December 31, 2011, December 31, 2016 and December 31, 2021 (each, also a “Repurchase Date”), at the Repurchase Price. If a redemption date pursuant to Article III of the Indenture shall occur prior to any Repurchase Date established pursuant to a Company Notice under Section 16.2 of the Indenture, provided that the Company shall have deposited or set aside an amount of money sufficient to redeem such Notes as set forth in Section 3.2 of the Indenture on or before such Repurchase Date, all such Notes shall be redeemed pursuant to Article III of the Indenture and the repurchase rights under Article XVI of the Indenture shall have no effect.

Subject to the provisions of the Indenture, the holder hereof has the right, at its option, prior to the close of business on December 31, 2026, at any time or times after the Issue Date, to convert the Principal Amount of any such Note, or any portion of such amount which is One Thousand United States Dollars ($1,000) Principal Amount or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the Principal Amount of the Note or portion thereof surrendered for conversion by the conversion price of $2.52 or such conversion price as adjusted from time to time as provided in the Indenture, upon surrender of this Note, together with a conversion notice as provided in the Indenture and this Note, to the Company at the office or agency of the Company maintained for that purpose, which shall be the Corporate Trust Office of the Trustee, or at any other office or agency permitted by the Indenture, and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney.

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No fractional shares of Common Stock will be issued upon any conversion, but an adjustment in cash will be paid to the holder, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion.

The Company may, at its option, subject to satisfaction of the Equity Conditions and limitations imposed by the Pfizer Subordination Agreement each as set forth in Section 15.3 of the Indenture, automatically convert all or a portion of the Notes (an “Automatic Conversion”) at any time prior to December 31, 2026 if the Closing Price (as defined in the Indenture) per share of the Common Stock has exceeded one hundred and twenty-five percent (125%) of the conversion price then in effect for at least twenty (20) Trading Days within a period of thirty (30) consecutive Trading Days ending within five (5) Trading Days of the date the Company gives to all holders of Notes a notice specifying the date on which an Automatic Conversion will become effective.

Unless the Company shall have theretofore called for redemption all of the Notes then outstanding, if the Company elects to convert all or a portion of the Principal Amount of the Notes pursuant to its Automatic Conversion right, the Company, or at its request (which must be received by the Trustee at least five (5) Business Days prior to the date the Trustee is requested to give notice as described below unless a shorter period is agreed to by the Trustee), the Trustee in the name of and at the expense of the Company, shall send or cause to be sent a notice of the Automatic Conversion not more than thirty (30) days but not less than ten (10) days before the date of effectiveness of the Automatic Conversion as set forth in the Indenture. The Automatic Conversion Notice shall provide whether any or all of any Premium Make-Whole Amount payable in connection with the Automatic Conversion shall be paid in shares of Common Stock. In case the Notes are to be converted in part only, the notice shall also state the portion of the Principal Amount thereof to be converted and shall state that on and after the effective date of the Automatic Conversion, upon surrender of such Note, a new Note or Notes in Principal Amount equal to the unconverted portion thereof will be issued. Each Noteholder who elects to convert Notes pursuant to the provisions of Article XV of the Indenture during an Automatic Conversion Period shall be entitled to receive the Premium Make-Whole Amount, if any, in respect of the Notes so converted on the Automatic Conversion Date pursuant to the terms of Section 15.2 of the Indenture.

In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes not converted prior to the expiration of such conversion right by an agreement with one or more investment bankers or other purchasers to purchase such Notes by paying to the Trustee in trust for the Noteholders, on or before the date fixed for redemption, an amount not less than the applicable Redemption Price and interest accrued to the date fixed for redemption, of such Notes.

Upon due presentment for registration of transfer of this Note and any other documents as may be required to be delivered by the Indenture at the office or agency of the Company which shall be the Corporate Trust Office of the Trustee, or at any other office or agency permitted by the Indenture, a new Note or Notes of authorized denominations for an equal aggregate Principal Amount will be issued to the transferee in exchange therefor, subject to the requirements and limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

4

The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note Registrar may deem and treat a registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof (including Share Delivery Damages, Liquidated Damages and Extension Fees to the extent accrued but unpaid), or on account hereof, for the conversion hereof and for all other purposes; and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Note Registrar shall be affected by any notice to the contrary. All such payments so made to, or upon the order of, such registered holder for the time being shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable on this Note.

No direct or indirect partner, employee, incorporator, stockholder, director or officer, as such, past, present or future of the Company or any successor Person or any Subsidiary or any of the Company’s Affiliates, shall have any personal liability in respect of the obligations of the Company under this Note by reason of his, her or its status as such partner, employee, incorporator, stockholder, director or officer. The holder hereof by accepting this Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Note.

5

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT -

Custodian
(Cust)

TEN ENT - as tenants by the entireties
(Minor)

JT TEN - as joint tenants with right of survivorship and not as tenants in common	Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Note Custodian

EXHIBIT B

[FORM OF CONVERSION NOTICE]

Monogram Biosciences, Inc.

345 Oyster Point Boulevard

South San Francisco, California 94080

Attention: Chief Financial Officer

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Jeff Carlson, Corporate Trust Services (Monogram Biosciences, Inc. 0% Convertible Senior Unsecured Notes due 2026)

Fax: (651) 495-8097

The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof (which is One Thousand United States Dollars ($1,000) Principal Amount or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted Principal Amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

If you want the shares issuable on conversion of this Note credited to your balance account with The Depositary Trust Company through its Deposit Withdrawal Agent Commission system, check the box:  ☐

Dated:

Signature(s)

Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered holder.

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

(Name)

(Street Address)

(City, State and Zip Code)
Please print name and address

Principal Amount to be converted (if less than all): $ ,000

Social Security or Other Taxpayer Identification Number

cc:	Cooley Godward Kronish, LLP 4401 Eastgate Mall San Diego, CA 92121-1909 Attn: Steven Przesmicki

EXHIBIT C

[FORM OF OPTION TO ELECT REPAYMENT

UPON A REPURCHASE DATE]

Monogram Biosciences, Inc.

345 Oyster Point Boulevard

South San Francisco, California 94080

Attention: Chief Financial Officer

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Jeff Carlson, Corporate Trust Services (Monogram Biosciences, Inc. 0% Convertible Senior Unsecured Notes due 2026)

Fax: (651) 495-8097

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from Monogram Biosciences, Inc. (the “Company”) as to the occurrence of a Repurchase Date and requests and instructs the Company to repay the Accreted Value of the entire Principal Amount of this Note, or the portion thereof (which is One Thousand United States Dollars ($1,000) Principal Amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note, plus the Premium Make-Whole Amount, if any, together with accrued and unpaid Liquidated Damages, if any, to, but excluding, such date, to the registered holder hereof.

Dated:

Signature(s)

Social Security or Other Taxpayer Identification Number
Principal Amount to be repaid (if less than all): $ ,000

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

cc:	Cooley Godward Kronish, LLP
4401 Eastgate Mall
San Diego, CA 92121-1909
Attn: Steven Przesmicki

EXHIBIT D

FORM OF CERTIFICATE OF TRANSFER

Monogram Biosciences, Inc.

345 Oyster Point Boulevard

South San Francisco, California 94080

Attention: Chief Financial Officer

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Jeff Carlson, Corporate Trust Services

Fax: (651) 495-8097

Re:	Monogram Biosciences, Inc. 0% Convertible Senior Unsecured Notes due 2026

Reference is hereby made to the Indenture, dated as of January 12, 2007 (the “Indenture”), among Monogram Biosciences, Inc., as issuer (the “Company”), and U.S. Bank National Association (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            , (the “Transferor”) owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the Principal Amount of $             in such Note[s] or interests (the “Transfer”), to              (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. ☐ Check if Transferee will take delivery of a beneficial interest in the 144A Global Note or a Definitive Note Pursuant to Rule 144A.

The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

2. ☐ Check and complete if Transferee will take delivery of a beneficial interest in the IAI Global Note or a Definitive Note pursuant to any provision of the Securities Act other than Rule 144A or Rule 144.

The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a) ☐ such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

(b) ☐ such Transfer is being effected to the Company or a subsidiary thereof;

or

(c) ☐such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

or

(d) ☐such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit F to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Note and/or the Definitive Notes and in the Indenture and the Securities Act.

3. ☐ Check if Transferee will take delivery of a beneficial interest in the Unrestricted Global Note or of an Unrestricted Definitive Note.

(a) ☐ Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

(b) ☐ Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered holder.

cc:	Cooley Godward Kronish, LLP
4401 Eastgate Mall
San Diego, CA 92121-1909
Attn: Steven Przesmicki

ANNEX A TO CERTIFICATE OF TRANSFER

1.	The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

(a) ☐ a beneficial interest in the:

(i)	☐ 144A Global Note (CUSIP 749056 AE 7), or

(ii)	☐ IAI Global Note (CUSIP 749056 AF 4); or

(b) ☐ a Restricted Definitive Note.

2.	After the Transfer the Transferee will hold:

[CHECK ONE]

(a)	☐ a beneficial interest in the:

(i)	☐ 144A Global Note (CUSIP 749056 AE 7), or

(ii)	☐ IAI Global Note (CUSIP 749056 AF 4); or

(iii)	☐ Unrestricted Global Note (CUSIP 749056 AG 2); or

(b)	☐ a Restricted Definitive Note; or

(c)	☐ an Unrestricted Definitive Note,

in accordance with the terms of the Indenture.

EXHIBIT E

FORM OF CERTIFICATE OF EXCHANGE

Monogram Biosciences, Inc.

345 Oyster Point Boulevard

South San Francisco, California 94080

Attention: Chief Financial Officer

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Jeff Carlson, Corporate Trust Services

Fax: (651) 495-8097

Re:	Monogram Biosciences, Inc. 0% Convertible Senior Unsecured Notes due 2026

(CUSIP [            ])

Reference is hereby made to the Indenture, dated as of January 12, 2007 (the “Indenture”), among Monogram Biosciences, Inc., as issuer (the “Company”), and U.S. Bank National Association (the “Trustee”). Capitalized terms used but not defined herein shall have the respective meanings given to them in the Indenture.

             (the “Owner”), owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $             in such Note[s] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:

1. Exchange of Restricted Definitive Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Notes or Beneficial Interests in an Unrestricted Global Note.

(a) ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(b) ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Definitive Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the

Owner hereby certifies (i) the Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(c) ☐ Check if Exchange is from Restricted Definitive Note to beneficial interest in an Unrestricted Global Note. In connection with the Owner’s Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(d) ☐ Check if Exchange is from Restricted Definitive Note to Unrestricted Definitive Note. In connection with the Owner’s Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. Exchange of Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes for Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes.

(a) ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Definitive Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner’s own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

(b) ☐ Check if Exchange is from Restricted Definitive Note to beneficial interest in a Restricted Global Note. In connection with the Exchange of the Owner’s Restricted Definitive Note for a beneficial interest in the [CHECK ONE] ☐144A Global Note, ☐IAI Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer and

(ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered holder.

cc:	Cooley Godward Kronish, LLP
4401 Eastgate Mall
San Diego, CA 92121-1909
Attn: Steven Przesmicki

EXHIBIT F

FORM OF TRANSFER LETTER OF REPRESENTATIONS

(TO BE DELIVERED BY HOLDER

UPON CERTAIN TRANSFERS OF NOTES WITHOUT

EFFECTIVE REGISTRATION STATEMENT)

We are delivering this letter in connection with the sale or transfer to us of Notes (as defined in the Indenture, dated as of January 12, 2007, between Monogram Biosciences, Inc., a Delaware corporation (the “Company”) and U.S. Bank National Association, a national banking association (the “Trustee”)) other than pursuant to a registration statement that has been declared effective under the Securities Act of 1933, as amended (the “Securities Act”).

We hereby confirm that:

(i)	we are an “accredited investor” within the meaning of Rule 501(a)(1),(2), (3), (5), (6), (7) or (8) under the Securities Act;

(ii)	any purchase or receipt of the Notes by us will be for investment purposes and for our own account, not as a nominee or agent;

(iii)	we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing or receiving the Notes;

(iv)	we do not have need for liquidity in our investment in the Notes, we have the ability to bear the economic risks of our investment in the Notes for an indefinite period of time and we are able to afford the complete loss of our investment in the Notes;

(v)	we are not acquiring the Notes with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction, and we have no present intention of selling, granting any participation in, or otherwise distributing the same;

(vi)	we have had access to such information regarding the Company necessary in order for us to make an informed decision and any such information which we have requested have been made available for us or our attorney, accountant, or advisor; and

(vii)

we or our attorney, accountant, or advisor have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the business, management and financial affairs of the

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Company and the terms and conditions of the acquisition by us of the Notes and all such questions have been answered to our full satisfaction, and we have acquired sufficient information about the Company to make an informed and knowledgeable decision to acquire the Notes.

We understand that the Notes have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Notes, that such Notes may be offered, resold, pledged or otherwise transferred only (i) in accordance with an exemption from the registration requirements of the Securities Act, (ii) to the Company or (iii) pursuant to an effective registration statement, and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. We agree that we will furnish the Company and the Trustee an opinion of counsel, if the Company so requests, that the foregoing restrictions on transfer have been complied with. We understand that the Trustee will not be required to accept for registration of transfer any Notes, except upon presentation of evidence satisfactory to the Company, including an opinion of counsel if the Company so requests, that the foregoing restrictions on transfer have been complied with.

We acknowledge that the Company and others will rely upon our confirmations, acknowledgements and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

(Name)

By:
Name:
Title:

Address:

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